                                                               EXHIBIT NO. 99.18

                     TRUST SALE AND ADMINISTRATION AGREEMENT

                                     BETWEEN

                                    GMAC LLC

                               TRUST ADMINISTRATOR

                          CAPITAL AUTO RECEIVABLES LLC

                                     SELLER

                                       AND

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                                     ISSUER

                            DATED AS OF JUNE 7, 2007

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                                TABLE OF CONTENTS

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ARTICLE I CERTAIN DEFINITIONS............................................     1

ARTICLE II CONVEYANCE OF COLT 2007-SN1 SECURED NOTES; ISSUANCE OF
           SECURITIES....................................................     1
   Section 2.01 Conveyance of COLT 2007-SN1 Secured Notes................     1
   Section 2.02 Acceptance by Issuer.....................................     2
   Section 2.03 Representations and Warranties as to the COLT 2007-SN1
                Secured Notes............................................     3
   Section 2.04 Repurchase of COLT 2007-SN1 Secured Notes Upon Breach
                of Warranty..............................................     3

ARTICLE III THE SELLER...................................................     4
   Section 3.01 Representations of Seller................................     4
   Section 3.02 Liability of Seller......................................     5
   Section 3.03 Merger or Consolidation of, or Assumption of the
                Obligations of Seller; Amendment of Certificate of
                Incorporation............................................     6
   Section 3.04 Limitation on Liability of Seller and Others.............     6
   Section 3.05 Seller May Own CARAT 2007-SN1 Notes or CARAT 2007-SN1
                Certificates.............................................     7

ARTICLE IV TRUST ADMINISTRATOR'S COVENANTS; DISTRIBUTIONS; STATEMENTS
           TO CARAT 2007-SN1 NOTEHOLDERS AND CARAT 2007-SN1
           CERTIFICATEHOLDERS............................................     7
   Section 4.01 Annual Statement as to Compliance; Notice of Trust
                Administrator Default....................................     7
   Section 4.02 Annual Report of Assessment of Compliance with
                Servicing Criteria.......................................     8
   Section 4.03 Access to Certain Documentation and Information
                Regarding the COLT 2007-SN1 Secured Notes................     9
   Section 4.04 Assignment of Administrative Secured Notes and Warranty
                Secured Notes............................................     9
   Section 4.05 Distributions............................................     9
   Section 4.06 Net Deposits.............................................    12
   Section 4.07 Statements to Securityholders............................    12
   Section 4.08 Additional Duties of the Trust Administrator.............    14
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                                      -i-

                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE V NOTEHOLDER ACCOUNTS; COLLECTIONS, DEPOSITS AND INVESTMENTS.....    21
   Section 5.01 Establishment of Accounts................................    21
   Section 5.02 Investment Earnings......................................    24
   Section 5.03 Additional Deposits......................................    24

ARTICLE VI LIABILITIES OF TRUST ADMINISTRATOR AND OTHERS.................    24
   Section 6.01 Liability of Trust Administrator; Indemnities............    24
   Section 6.02 Merger or Consolidation of, or Assumption of the
                Obligations of the Trust Administrator...................    26
   Section 6.03 Limitation on Liability of Trust Administrator and
                Others...................................................    26
   Section 6.04 Delegation of Duties.....................................    27
   Section 6.05 Trust Administrator Not to Resign........................    28

ARTICLE VII DEFAULT......................................................    28
   Section 7.01 Trust Administrator Defaults.............................    28
   Section 7.02 Consequences of a Trust Administrator Default............    29
   Section 7.03 CARAT Indenture Trustee to Act; Appointment of
                Successor................................................    30
   Section 7.04 Notification to CARAT 2007-SN1 Noteholders and CARAT
                2007-SN1 Certificateholders..............................    30
   Section 7.05 Waiver of Past Defaults..................................    30

ARTICLE VIII TERMINATION.................................................    31
   Section 8.01 Optional Purchase of All COLT 2007-SN1 Secured Notes;
                Insolvency of Seller; Termination of Trust...............    31

ARTICLE IX MISCELLANEOUS PROVISIONS......................................    34
   Section 9.01 Amendment................................................    34
   Section 9.02 Protection of Title to Trust.............................    35
   Section 9.03 Notices..................................................    37
   Section 9.04 GOVERNING LAW............................................    37
   Section 9.05 Severability of Provisions...............................    38
   Section 9.06 Assignment...............................................    38
   Section 9.07 Third-Party Beneficiaries................................    38
   Section 9.08 Separate Counterparts....................................    38
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                                      -ii-

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                                TABLE OF CONTENTS
                                   (continued)

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   Section 9.09 Headings and Cross-References............................    38
   Section 9.10 Assignment to CARAT Indenture Trustee....................    38
   Section 9.11 No Petition Covenants....................................    39
   Section 9.12 Limitation of Liability of CARAT Indenture Trustee and
                CARAT Owner Trustee......................................    39
   Section 9.13 Tax Treatment............................................    39
   Section 9.14 Furnishing Documents.....................................    40
   Section 9.15 Independence of the Trust Administrator..................    40
   Section 9.16 No Joint Venture.........................................    40
   Section 9.17 Other Activities of Trust Administrator..................    40
   Section 9.18 Information to Be Provided by the CARAT Indenture
                Trustee..................................................    40
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                                     -iii-

EXHIBIT A  Schedule of Secured Notes
EXHIBIT B  Form of Second Step Secured Notes Assignment
APPENDIX A Definitions and Rules of Construction
APPENDIX B Notices Addresses and Procedures
APPENDIX C Perfection Representations

                          CARAT 2007-SN1 Trust Sale and Administration Agreement

     THIS TRUST SALE AND ADMINISTRATION AGREEMENT is made as of June 7, 2007 by and among GMAC LLC, a Delaware limited liability company ("GMAC"), and GMAC in its capacity as Trust Administrator under the Pooling and Administration Agreement described below is referred to as the "Trust Administrator"), Capital Auto Receivables LLC, a Delaware limited liability company (together with its successors and assigns, the "Seller"), and Capital Auto Receivables Asset Trust 2007-SN1, a Delaware statutory trust (the "Issuer").

     WHEREAS, GMAC has sold the COLT 2007-SN1 Secured Notes to the Seller and the Trust Administrator has agreed to administer the COLT 2007-SN1 Secured Notes pursuant to the Pooling and Administration Agreement;

     WHEREAS, the Seller desires to sell the COLT 2007-SN1 Secured Notes to the Issuer in exchange for the CARAT 2007-SN1 Notes and CARAT 2007-SN1 Certificates pursuant to the terms of this Agreement and the Trust Administrator desires to perform the administration obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Administration Agreement; and

     WHEREAS, the Seller and the Issuer wish to set forth the terms pursuant to which the COLT 2007-SN1 Secured Notes are to be sold by the Seller to the Issuer and administered by the Trust Administrator.

     NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

     Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Administration Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
        CONVEYANCE OF COLT 2007-SN1 SECURED NOTES; ISSUANCE OF SECURITIES

     Section 2.01 Conveyance of COLT 2007-SN1 Secured Notes. In consideration of the Issuer's delivery of the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and the related Second Step Secured Notes Assignment in the form attached as Exhibit B to this Agreement (the "Second Step Secured Notes Assignment") and agrees to fulfill all of its obligations hereunder and thereunder and to sell, transfer, assign and otherwise convey to the Issuer, without recourse:

     (a) all right, title and interest of the Seller in, to and under the COLT 2007-SN1 Secured Notes and all monies due thereunder on and after the Series 2007-SN1 Closing Date;

     (b) all right, title and interest of the Seller in, to and under the Pooling and Administration Agreement and the First Step Secured Notes Assignment (including the right of the Seller to cause GMAC to repurchase COLT 2007--SN1 Secured Notes under certain circumstances) and the rights of the Seller under the VAULT Security Agreement;

     (c) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     The property described in clauses (a) through (c) is referred to herein collectively as the "Second Step Purchased Property."

     It is the intention of the Seller and the Issuer that the transfer and assignment contemplated by this Agreement and the related Second Step Secured Notes Assignment shall constitute a sale of the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property from the Seller to the Issuer and the beneficial interest in and title to the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of GMAC or the Seller to the Lessees, Dealers, insurers or any other Person in connection with the COLT 2007-SN1 Secured Notes, Series 2007-SN1 Lease Assets, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

     Section 2.02 Acceptance by Issuer. The Issuer does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01, and declares that the Issuer shall hold such consideration upon the trusts set forth in the Trust Agreement for the benefit of the CARAT 2007-SN1 Certificateholders, subject to the terms and conditions of the CARAT Indenture and this Agreement and the related Second Step Secured Notes Assignment and the rights of the CARAT 2007-SN1 Noteholders with respect thereto. The Issuer hereby agrees to and accepts the appointment and authorization of GMAC as Trust Administrator under
Section 3.01 of the Pooling and Administration Agreement. The parties agree that this Agreement, the Second Step Secured Notes Assignment, the CARAT Indenture, the Trust Agreement, the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificate constitute the Further Transfer and Administration Agreements for purposes of the Pooling and Administration Agreement and that the rights, duties and obligations of GMAC as Trust Administrator under the Pooling and Administration Agreement are subject to the provisions of Sections 6.02, 6.04, 6.05, 9.01 and Article VII.

     Section 2.03 Representations and Warranties as to the COLT 2007-SN1 Secured Notes. Pursuant to Section 2.01(d), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Pooling and Administration Agreement. Such assigned right, title and interest includes the benefit of the representations and warranties of GMAC made to the Seller pursuant to Section
4.01 of the Pooling and Administration Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause such representations and warranties of GMAC to be false in any material respect as of the Series 2007-SN1 Closing Date. The Seller further acknowledges that the Issuer and its permitted assigns rely on the representations and warranties of the Seller under this Agreement and of GMAC under the Pooling and Administration Agreement in accepting the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property in trust and executing and delivering the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates. The foregoing representation and warranty speaks as of the Series 2007-SN1 Closing Date, but shall survive the sale, transfer and assignment of the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property to the Issuer and the pledge thereof to the CARAT Indenture Trustee pursuant to the CARAT Indenture.

     Section 2.04 Repurchase of COLT 2007-SN1 Secured Notes Upon Breach of Warranty. Upon discovery by the Seller, the Trust Administrator, the CARAT Owner Trustee or the CARAT Indenture Trustee of a breach of any of the representations and warranties in Section 4.01 of the Pooling and Administration Agreement or in
Section 2.03 or Section 3.01 of this Agreement that materially and adversely affects the interests of the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders in any COLT 2007-SN1 Secured Note, the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovery or its receipt of notice of breach (or, at the Seller's election, the last day of the first Monthly Period following such discovery), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.03 or Section 3.01, the Seller shall repurchase, or in the event of a breach of a representation and warranty under Section 4.01 of the Pooling and Administration Agreement the Seller and the Trust Administrator shall use all reasonable efforts to enforce the obligation of GMAC under Section 5.04 of the Pooling and Administration Agreement to repurchase such COLT 2007-SN1 Secured Note from the Issuer on the related Distribution Date. The repurchase price to be paid by the breaching party (the "Warranty Purchaser") shall be an amount equal to the Warranty Payment calculated as of the last day of the related Monthly Period and shall be paid on such Distribution Date. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any COLT 2007-SN1 Secured Note as to which a breach has occurred and is continuing, and the obligation of the Seller and the Trust Administrator to enforce GMAC's obligation to repurchase such COLT 2007-SN1 Secured Notes pursuant to the Pooling and Administration Agreement shall, if such obligations are fulfilled, constitute the sole remedy against the Seller, the Trust Administrator or GMAC for such breach available to the Issuer, the Financial Parties, the CARAT Owner Trustee or the CARAT Indenture Trustee. The Trust Administrator also acknowledges its obligations to repurchase Administrative Secured Notes from the Issuer pursuant to Section 3.04 of the Pooling and Administration Agreement.

                                   ARTICLE III
                                   THE SELLER

     Section 3.01 Representations of Seller. The Seller makes the following representations on which the Issuer is relying in acquiring the Second Step Purchased Property and issuing the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates. The following representations speak as of the Series 2007-SN1 Closing Date, but such representations shall survive the sale, transfer and assignment of the Second Step Purchased Property to the Issuer.

     (a) Representations and Warranties as to the Seller.

          (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Second Step Purchased Property;

          (ii) Due Qualification. The Seller is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

          (iii) Power and Authority. The Seller has the power and authority to execute and deliver the CARAT Basic Documents to which it is a party and to carry out their terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust and has duly authorized such sale and assignment to the Issuer by all necessary corporate or limited liability company action; and the execution, delivery and performance of the CARAT Basic Documents to which it is a party have been duly authorized by the Seller by all necessary corporate or limited liability company action;

          (iv) Valid Sale; Binding Obligations. This Agreement and the Second Step Secured Notes Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Second Step Purchased Property, enforceable against creditors of and purchasers from the Seller; and the CARAT Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v) No Violation; Consents. The consummation of the transactions contemplated by the CARAT Basic Documents to which the Seller is a party and the fulfillment of the terms of the CARAT Basic Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller (or its certificate of formation, limited liability company agreement or similar governing document), or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien (other than tax liens and any other Liens that attach by operation of law) upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement and the Second Step Secured Notes Assignment, or violate any law or, to the best of the Seller's knowledge any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties; and

          (vi) No Proceedings. There are no Proceedings pending or, to the Seller's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of any CARAT Basic Document (ii) seeking to prevent the issuance of the CARAT 2007-SN1 Notes or the CARAT 2007-SN1 Certificates or the consummation of any of the transactions contemplated by any CARAT Basic Document (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any CARAT Basic Document or
     (iv) seeking to adversely affect the federal income tax attributes of the CARAT 2007-SN1 Notes or the CARAT 2007-SN1 Certificates.

     (b) Representations and Warranties as to the COLT 2007-SN1 Secured Notes.

          (i) Good Title. No COLT 2007-SN1 Secured Note has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the COLT 2007-SN1 Secured Notes pursuant to this Agreement and the related Second Step Secured Notes Assignment, the Seller had good and marketable title thereto, free of any Lien (other than tax liens and any other Liens that attach by operation of law); and, upon execution and delivery of this Agreement and the related Second Step Secured Notes Assignment by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the COLT 2007-SN1 Secured Notes, and the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien (other than tax liens and any other Liens that attach by operation of law).

          (ii) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Second Step Purchased Property shall have been made.

          (iii) Creation, Perfection and Priority of Security Interests. The Perfection Representations, which are attached to this Agreement as Appendix C, are true and correct to the extent they are applicable.

     Section 3.02 Liability of Seller. The Seller shall be liable in accordance with this Agreement and the Second Step Secured Notes Assignment only to the extent of the obligations in this Agreement and the Second Step Secured Notes Assignment specifically undertaken by the Seller.

     Section 3.03 Merger or Consolidation of, or Assumption of the Obligations of Seller; Amendment of Certificate of Incorporation.

     (a) Any corporation, limited liability company or other entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Seller shall be a party, or (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or GMAC, which corporation or entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement and the other CARAT Basic Documents, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies (if any Rated Notes are outstanding), the Servicer, the CARAT Indenture Trustee and the CARAT Owner Trustee.

     (b) The Seller hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth of its certificate of incorporation (or any comparable provision in its certificate of formation, limited liability company agreement or similar governing document), (ii) without the prior written consent of the CARAT Indenture Trustee and the CARAT Owner Trustee and without giving prior written notice to the Rating Agencies, amend Article Third or Fourth of its certificate of incorporation (or any comparable provision in its certificate of formation, limited liability company agreement or similar governing document), or (iii) incur any indebtedness, issue any other debt, or assume or guaranty indebtedness of any other entity, other than pursuant to the Intercompany Note and the Intercompany Advance Agreement (without giving effect to any amendment to the Intercompany Note or the Intercompany Advance Agreement after the date hereof, unless the Rating Agency Condition was satisfied in connection therewith), if such action would result in a downgrading of the then current rating of any class of the Rated Notes.

     Section 3.04 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement and the Second Step Secured Notes Assignment. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the CARAT Indenture Trustee or CARAT Owner Trustee, as applicable, for any contractual damages, liability or expense incurred by reason of such trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of its duties under this Agreement, the Second Step Secured Notes Assignment, the CARAT Indenture or the Trust Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, the Second Step Secured Notes Assignment, the CARAT Indenture or the Trust Agreement. In no event, however, shall the CARAT Indenture Trustee or the CARAT Owner Trustee be liable to the Seller for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits, even if either or both of them have been advised of the likelihood of such loss or damage. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the COLT 2007-SN1 Secured Notes and other Second Step Purchased Property under this Agreement and the Second Step Secured Notes Assignment and that in its opinion may involve it in any expense or liability.

     Section 3.05 Seller May Own CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates. Each of the Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise specifically provided herein. Except as otherwise provided herein, CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates, respectively.

                                   ARTICLE IV
  TRUST ADMINISTRATOR'S COVENANTS; DISTRIBUTIONS; STATEMENTS TO CARAT 2007-SN1
                NOTEHOLDERS AND CARAT 2007-SN1 CERTIFICATEHOLDERS

     Section 4.01 Annual Statement as to Compliance; Notice of Trust Administrator Default.

     (a) The Trust Administrator shall deliver to the CARAT Indenture Trustee and the CARAT Owner Trustee on or before March 15 of each year, beginning March 15, 2008, an officer's certificate signed by the President or any Vice President of the Trust Administrator, dated as of December 31 of the immediately preceding year, in each instance stating that (i) a review of the activities of the Trust Administrator during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to the date of such certificate) and of its performance under this Agreement and under the Pooling and Administration Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Trust Administrator has fulfilled in all material respects all its obligations under such agreements throughout such period, or, if there has been a default in any material respect in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, and attaching a copy of the Trust Administrator's assertion with respect to compliance in all material respects with the Minimum Servicing Standards throughout such period. A copy of such certificate, to the extent delivered to the CARAT Indenture Trustee or the CARAT Owner Trustee, may be obtained by any CARAT 2007-SN1 Noteholder or CARAT 2007-SN1 Certificateholder by a request in writing to the CARAT Indenture Trustee or the CARAT Owner Trustee, respectively, addressed to the applicable Corporate Trust Office.

     (b) On or before March 15 of each year, beginning on March 15, 2008, the Trust Administrator shall deliver to COLT and the Issuer a report of the Trust Administrator's assessment of its compliance within the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
Item 1122 of Regulation AB.

     (c) The Trust Administrator shall deliver to the CARAT Indenture Trustee, the CARAT Owner Trustee and to the Rating Agencies promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Trust Administrator Default under Section 7.01. The Seller shall deliver to the CARAT Indenture Trustee, the CARAT Owner Trustee, the Trust Administrator and the Rating Agencies promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Trust Administrator Default under Section 7.01(b).

     (d) The Trust Administrator shall prepare, execute and deliver, or shall cause the Servicer to execute and deliver, all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto.

     Section 4.02 Annual Report of Assessment of Compliance with Servicing Criteria.

     (a) The Trust Administrator shall cause a firm of independent certified public accountants, who may also render other services to the Trust Administrator or its Affiliates, to deliver to COLT, the Issuer, the CARAT Indenture Trustee, the CARAT Owner Trustee, the COLT Indenture Trustee and the COLT Owner Trustee on or before March 15 of each year, beginning March 15, 2008, a report (the "Report of Assessment of Compliance with Servicing Criteria") delivered to the Board of Directors of the Servicer and to the CARAT Indenture Trustee, the CARAT Owner Trustee, the COLT Indenture Trustee and the COLT Owner Trustee that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act and Item 1122 of Regulation AB, as applicable, with respect to the related assessment of compliance delivered pursuant to Section 4.01(b) above. The certificates and reports referred to in Section 4.01(a), Section 4.01(b) and this Section 4.02(a) shall be delivered within 120 days after the end of each calendar year if the Issuer is not required to file periodic reports under the Exchange Act or any other law, beginning April 30, 2009.

     (b) A copy of the Report of Assessment of Compliance with Servicing Criteria received pursuant to Section 4.02(a) shall be delivered by the Trust Administrator to the Rating Agencies, the CARAT Indenture Trustee, the CARAT Owner Trustee, the COLT Indenture Trustee and the COLT Owner Trustee on or before March 15 of each year, beginning March 15, 2008.

     (c) A copy of the Report of Assessment of Compliance with Servicing Criteria, to the extent delivered to the CARAT Indenture Trustee or the CARAT Owner Trustee, may be obtained by any CARAT 2007-SN1 Noteholder or CARAT 2007-SN1 Certificateholder by a request in writing to the CARAT Indenture Trustee or the CARAT Owner Trustee, respectively, addressed to the applicable Corporate Trust Office.

     Section 4.03 Access to Certain Documentation and Information Regarding the COLT 2007-SN1 Secured Notes. The Trust Administrator shall provide to the CARAT Indenture Trustee and the CARAT Owner Trustee reasonable access to the documentation regarding the COLT 2007-SN1 Secured Notes. The Trust Administrator shall provide such access to any CARAT 2007-SN1 Noteholder or CARAT 2007-SN1 Certificateholder only in such cases where a CARAT 2007-SN1 Noteholder or a CARAT 2007-SN1 Certificateholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Trust Administrator designated by the Trust Administrator. Nothing in this Section 4.03 shall derogate from the obligation of the Trust Administrator to observe any applicable law prohibiting disclosure of information regarding Lessees, and the failure of the Trust Administrator to provide access as provided in this Section 4.03.

     Section 4.04 Assignment of Administrative Secured Notes and Warranty Secured Notes. Upon receipt of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Secured Note or a Warranty Secured Note, respectively, each of the CARAT Indenture Trustee and the CARAT Owner Trustee shall assign, without recourse, representation or warranty, to the Trust Administrator or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under such Administrative Secured Note or Warranty Secured Note, the collateral therefor and the related rights assigned thereunder. The Trust Administrator or the Warranty Purchaser, as applicable, shall thereupon own such COLT 2007-SN1 Secured Note, and all such security and documents, free of any further obligations to the CARAT Indenture Trustee, the CARAT Owner Trustee, the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders with respect thereto. If in any Proceeding it is held that the Trust Administrator may not enforce a COLT 2007-SN1 Secured Note on the ground that it is not a real party in interest or a Holder entitled to enforce the COLT 2007-SN1 Secured Note, the CARAT Indenture Trustee or the CARAT Owner Trustee, as applicable, shall, at the Trust Administrator's expense, take such steps as the Trust Administrator deems necessary to enforce the COLT 2007-SN1 Secured Note, including bringing suit in the name of such Person or the names of the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders.

     Section 4.05 Distributions.

     (a) On or before each Determination Date, the Trust Administrator shall calculate the Total Available Amount, the Basic Servicing Fee, the Administration Fee, the Aggregate Noteholders' Interest Distributable Amount (including the Aggregate Class A Interest Distributable Amount, the Aggregate Class B Interest Distributable Amount, the Aggregate Class C Interest Distributable Amount and the Aggregate Class D Interest Distributable Amount), the First Priority Principal Distributable Amount, the Second Priority Principal Distributable Amount, the Third Priority Principal Distributable Amount, the Noteholders' Regular Principal Distributable Amount, the net amount, if any, payable by the Trust under any Interest Rate Swaps, the amount, if any, of any payments due in respect of an Early Termination Date payable by the Trust under any Interest Rate Swap and all other amounts required to determine the amounts, if any, to be deposited in or paid from each of the CARAT Collection Account and the Note Distribution Account and all amounts to be paid to the Reserve Account and to the CARAT 2007-SN1 Certificateholders on or before the related Distribution Date.

     (b) Except as otherwise provided in Section 4.05(c), on each Distribution Date, the CARAT Indenture Trustee (based solely on the information contained in the Trust Administrator's Accounting delivered on the related Determination Date pursuant to Section 3.06 of the Pooling and Administration Agreement) shall make the following distributions from the CARAT Collection Account in the following order of priority:

          (i) first, to the Trust Administrator, to the extent of the Total Available Amount, the Administration Fee for such Distribution Date and any unpaid Administration Fee from any preceding Distribution Date;

          (ii) second, to the Swap Counterparty, to the extent of the Total Available Amount, as such amount has been reduced by the distribution described in clause (i) above, the net amount, if any, due under all Interest Rate Swaps (exclusive of payments due in respect of an Early Termination Date of any Interest Rate Swaps);

          (iii) third, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) and
     (ii) above, (a) to the Note Distribution Account in respect of the Aggregate Class A Interest Distributable Amount, and (b) to the Swap Counterparty, any Senior Swap Termination Payments due to the Swap Counterparty in connection with an Early Termination Date of the type described in the definition of "Senior Swap Termination Payments", allocated between the Note Distribution Account and the Swap Counterparty in proportion of the amounts owing to the Swap Counterparty in connection with such Early Termination Date and in respect of the Aggregate Class A Interest Distributable Amount;

          (iv) fourth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (iii) above, to the Note Distribution Account for the payment of principal on the CARAT 2007-SN1 Notes in the priority specified in Section 8.2(c) of the CARAT Indenture, the First Priority Principal Distributable Amount;

          (v) fifth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (iv) above, to the Note Distribution Account in respect of the Aggregate Class B Interest Distributable Amount;

          (vi) sixth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (v) above, to the Note Distribution Account for the payment of principal on the CARAT 2007-SN1 Notes in the priority specified in Section 8.2(c) of the CARAT Indenture, the Second Priority Principal Distributable Amount;

          (vii) seventh, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (vi) above, to the Note Distribution Account in respect of the Aggregate Class C Interest Distributable Amount;

          (viii) eighth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (vii) above, to the Note Distribution Account for the payment of principal on the CARAT 2007-SN1 Notes in the priority specified in Section 8.2(c) of the CARAT Indenture, the Third Priority Distributable Amount;

          (ix) ninth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (viii) above, to the Note Distribution Account in respect of the Aggregate Class D Interest Distributable Amount;

          (x) tenth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (ix) above, to the Note Distribution Account for the payment of principal on the CARAT 2007-SN1 Notes in the priority specified in Section 8.2(c) of the CARAT Indenture, the Noteholders' Regular Principal Distributable Amount and amounts deposited in the Note Distribution Account pursuant to clause
     (xiii) below on all prior Distribution Dates;

          (xi) eleventh, if the Aggregate Note Principal Balance of the CARAT 2007-SN1 Notes (after giving effect to payments of principal from the Note Distribution Account as contemplated by the foregoing clauses (i) through
     (x)) is an amount equal to or less than the Reserve Account Available Amount, then to the Note Distribution Account for payment to the CARAT 2007-SN1 Noteholders, an amount equal to the Aggregate Note Principal Balance of the CARAT 2007-SN1 Notes (the amount of such Aggregate Note Principal Balance of the CARAT 2007-SN1 Notes being the Mandatory Prepayment Amount);

          (xii) twelfth, to the Reserve Account, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (xi) above, the amount required to bring the amount on deposit therein up to the Reserve Account Required Amount;

          (xiii) thirteenth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (xii) above, to the Note Distribution Account for the payment of principal on the CARAT 2007-SN1 Notes in the priority specified in Section 8.2(c) of the CARAT Indenture, the Noteholders' Additional Principal Distributable Amount;

          (xiv) fourteenth, to the extent of the Total Available Amount, as such amount has been reduced by the distributions described in clauses (i) through (xiii) above, to the Swap Counterparty, any Subordinate Swap Termination Payments; and

          (xv) fifteenth, to the CARAT 2007-SN1 Certificateholders (if the Certificate Distribution Account has been established pursuant to Section
     5.1 of the Trust Agreement, then to such Certificate Distribution Account for distribution to the CARAT 2007-SN1 Certificateholders), any portion of the Total Available Amount remaining after the distributions described in clauses (i) through (xiv) above.

     (c) Notwithstanding the foregoing, at any time that the CARAT 2007-SN1 Notes have not been paid in full and the principal balance of the CARAT 2007-SN1 Notes has been declared immediately due and payable following the occurrence of a CARAT Event of Default under the CARAT Indenture, then until such time as the CARAT 2007-SN1 Notes have been paid in full and the CARAT Indenture has been discharged or the foregoing Events of Default have been cured or waived as provided in Section 5.2(b) of the CARAT Indenture, distributions from the CARAT Collection Account shall be made in the priority set forth in Section 8.01(b) and the order in which payments to CARAT 2007-SN1 Noteholders shall be made or amounts shall be deposited into the Note Distribution Account shall be as specified in Section 2.7(c) of the CARAT Indenture.

     Section 4.06 Net Deposits. At any time that GMAC shall be the Trust Administrator, the Trust Administrator, the Seller, the CARAT Indenture Trustee and the CARAT Owner Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

     Section 4.07 Statements to Securityholders.

     (a) On each Distribution Date, the CARAT Owner Trustee shall (except as otherwise provided in the Trust Agreement) deliver to each CARAT 2007-SN1 Certificateholder, and the CARAT Indenture Trustee shall make available to each CARAT 2007-SN1 Noteholder, a statement (which statement shall also be made available to the Rating Agencies) prepared by the Trust Administrator and provided to the CARAT Indenture Trustee in an electronic format acceptable for the CARAT Indenture Trustee, based on information in the Trust Administrator's Accounting furnished pursuant to Section 3.06 of the Pooling and Administration Agreement. Each such statement to be made available to CARAT 2007-SN1 Certificateholders and CARAT 2007-SN1 Noteholders, respectively, shall set forth the following information, based solely upon the information provided to it by the Trust Administrator in the Trust Administrator's Accounting, concerning the CARAT 2007-SN1 Certificates or the CARAT 2007-SN1 Notes, as appropriate, with respect to such Distribution Date or the preceding Monthly Period:

          (i) Determination Dates and Distribution Dates used to calculate distributions on the CARAT 2007-SN1 Notes and any CARAT 2007-SN1 Certificates;

          (ii) the amount of such distribution allocable to principal of each class of the CARAT 2007-SN1 Notes and the amount of any distribution to the CARAT 2007-SN1 Certificates;

          (iii) the amount of the distribution, if any, allocable to any interest on or with respect to each class of the CARAT 2007-SN1 Notes;

          (iv) the net amount, if any, of any payments due by the Issuer or to be received by the Issuer under any Interest Rate Swap;

          (v) the net amount, if any, of any payments due by the Issuer or to be received by the Issuer in respect of an Early Termination Date payable under any Interest Rate Swap;

          (vi) the Note Principal Balance for each class of CARAT 2007-SN1 Notes, the Aggregate Note Principal Balance and the Note Pool Factor for each class of CARAT

     2007-SN1 Notes, each as of such Distribution Date after giving effect to all payments described under clauses (ii) and (iii) above;

          (vii) the First Priority Principal Distributable Amount, the Second Priority Principal Distributable Amount, the Third Priority Principal Distributable Amount and the Noteholders' Regular Principal Distributable Amount for such Distribution Date;

          (viii) the amount of the Class A Notes Interest Carryover Shortfall, the Class B Notes Interest Carryover Shortfall, the Class C Notes Interest Carryover Shortfall, and the Class D Notes Interest Carryover Shortfall, if any, and the change in each of such amounts from the preceding Distribution Date;

          (ix) the amount of the Administration Fee paid to the Trust Administrator and the amount of the Basic Servicing Fee (each as defined in Exhibit A in the COLT Servicing Agreement) paid to the Servicer with respect to the related Monthly Period;

          (x) LIBOR for such Distribution Date and the corresponding interest rate on each class of Floating Rate Notes and Fixed Rate Notes and the CARAT 2007-SN1 Certificates, if any, for such Distribution Date;

          (xi) the COLT 2007-SN1 Secured Note Rate (as defined in Exhibit A to the COLT Servicing Agreement);

          (xii) the aggregate amount in the Payment Ahead Servicing Account (as defined in Exhibit A to the COLT Servicing Agreement) and the change in that amount during the related Monthly Period;

          (xiii) the amount on deposit in the Reserve Account, if any, on such Distribution Date, after giving effect to any withdrawals or deposits on such date, and the Reserve Account Required Amount on such date;

          (xiv) the amount, if any, distributed to the CARAT 2007-SN1 Noteholders, the CARAT 2007-SN1 Certificateholders and the Seller from the Reserve Account;

          (xv) the aggregate amounts of Monthly Payment Advances and of Residual Advances made by the Servicer under the COLT Servicing Agreement with respect to the related Monthly Period;

          (xvi) the amount of any Pull Ahead Payments made by GMAC, in its capacity as agent for General Motors, under the COLT Pull Ahead Funding Agreement and the number of Series 2007-SN1 Lease Assets that became Pull Ahead Lease Assets during the related Monthly Period; and

          (xvii) the amount of Aggregate Residual Losses or credit losses on the Series 2007-SN1 Lease Assets during the related Monthly Period and the aggregate amount of residual or credit losses on the Series 2007-SN1 Lease Assets since the Cutoff Date;

          (xviii) the number and Aggregate ABS Value of Series 2007-SN1 Lease Assets at the beginning and end of the applicable Monthly Period, and updated pool composition information as of the end of the Monthly Period, such as weighted average life, weighted average remaining term, prepayment rates, cumulative net losses or gains on returned vehicles sold by GMAC and number of leases terminated;

          (xix) delinquency and loss information for the period and any material changes in determining or defining delinquencies, charge-offs and uncollectible accounts;

          (xx) the aggregate Warranty Payments (as defined in Exhibit A to the COLT Servicing Agreement); and

          (xxi) the aggregate Administrative Purchase Payments (as defined in Exhibit A to the COLT Servicing Agreement).

Each amount set forth pursuant to clauses (ii), (iii), (viii), (xiii) and (xiv) above shall be expressed as a dollar amount per $1,000 of initial principal amount of the CARAT 2007-SN1 Notes.

On each Distribution Date, the CARAT Indenture Trustee shall make available to each CARAT 2007-SN1 Noteholder a copy of the Servicer's Certificate as delivered to the CARAT Indenture Trustee by the Servicer pursuant to Section 2.15 of the COLT Servicing Agreement.

     (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the CARAT Indenture Trustee and the CARAT Owner Trustee shall mail, to each Person who at any time during such calendar year shall have been a Holder of CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates, respectively, and received any payments thereon, a statement containing such information as may be required by the Code and applicable Treasury Regulations to enable such Securityholder to prepare its federal income tax returns.

     Section 4.08 Additional Duties of the Trust Administrator.

     (a) The Trust Administrator agrees to perform all its duties as Trust Administrator and the duties of the Issuer under the CARAT Indenture, the Swap Counterparty Rights Agreement, and the Note Depository Agreement. In addition, the Trust Administrator shall consult with the CARAT Owner Trustee regarding the duties of the Issuer under the CARAT Indenture, the Swap Counterparty Rights Agreement and the Note Depository Agreement. The Trust Administrator shall monitor the performance of the Issuer and shall advise the CARAT Owner Trustee when action is necessary to comply with the Issuer's duties under the CARAT Indenture, the Swap Counterparty Rights Agreement and the Note Depository Agreement. The Trust Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the CARAT Indenture, the Swap Counterparty Rights Agreement and the Note Depository Agreement. In furtherance of the foregoing, the Trust Administrator shall take all appropriate action that it is the duty of the Issuer to take pursuant to the CARAT Indenture and the Swap Counterparty Rights Agreement, including such of the foregoing as are required with respect to the following matters under the CARAT Indenture (references are to sections of the CARAT Indenture and the Swap Counterparty Rights Agreement, as applicable):

          (i) the preparation of or obtaining of the documents and instruments required for authentication of the CARAT 2007-SN1 Notes and delivery of such documents or instruments to the CARAT Indenture Trustee (Section 2.2 of the CARAT Indenture);

          (ii) the duty to cause the Note Register to be kept and to give the CARAT Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.4 of the CARAT Indenture);

          (iii) the notification of the CARAT 2007-SN1 Noteholders of the final principal payment on their CARAT 2007-SN1 Notes (Section 2.7(d) of the CARAT Indenture);

          (iv) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the CARAT Indenture);

          (v) the preparation of Definitive Notes and arranging the delivery thereof (Section 2.12 of the CARAT Indenture);

          (vi) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of the CARAT 2007-SN1 Notes (Section 3.2 of the CARAT Indenture);

          (vii) the duty to cause newly appointed Paying Agents, if any, to deliver to the CARAT Indenture Trustee the instrument specified in the CARAT Indenture regarding funds held in trust (Section 3.3(c) of the CARAT Indenture);

          (viii) the direction to the CARAT Indenture Trustee to deposit monies with Paying Agents, if any, other than the CARAT Indenture Trustee (Section
     3.3 of the CARAT Indenture);

          (ix) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the CARAT Indenture, the CARAT 2007-SN1 Notes, the Collateral and each other instrument and agreement included in the CARAT Trust Estate (Section 3.4 of the CARAT Indenture);

          (x) the preparation and filing of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the CARAT Indenture, necessary to protect the CARAT Trust Estate (Section 3.5 of the CARAT Indenture);

          (xi) the delivery of the Opinion of Counsel on the Series 2007-SN1 Closing Date, in accordance with Section 3.6(a) of the CARAT Indenture, the delivery of the Opinion of Counsel on or before March 15 in each calendar year, beginning

     March 15, 2008 regarding maintenance of Liens in accordance with Section 3.6(b) of the CARAT Indenture, each of which relates to the CARAT Trust Estate, and the annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 3.9 of the CARAT Indenture, as to compliance with the CARAT Indenture (Sections 3.6(a), 3.6(b) and 3.9 of the CARAT Indenture);

          (xii) the identification to the CARAT Indenture Trustee in an Officers' Certificate of a Person with whom the Issuer has contracted to perform its duties under the CARAT Indenture (Section 3.7(b) of the CARAT Indenture);

          (xiii) the notification of the CARAT Indenture Trustee and the Rating Agencies of a Trust Administrator Default pursuant to the Trust Sale and Administration Agreement or the Pooling and Administration Agreement and the taking of all reasonable steps available to remedy such failure (Section 3.7(d) of the CARAT Indenture);

          (xiv) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the CARAT Indenture (Sections 3.10 and 3.11 of the CARAT Indenture);

          (xv) the delivery of notice to the CARAT Indenture Trustee and the Rating Agencies of each CARAT Event of Default under the CARAT Indenture, each Trust Administrator Default, each default by the Seller under the Trust Sale and Administration Agreement and each default by GMAC under the Pooling and Administration Agreement (Section 3.18 of the CARAT Indenture);

          (xvi) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the CARAT Indenture and the preparation and delivery of an Officers' Certificate and the obtaining of the Opinion of Counsel and an Independent Certificate relating thereto (Section 4.1 of the CARAT Indenture);

          (xvii) the compliance with any written directive of the CARAT Indenture Trustee with respect to the sale of the CARAT Trust Estate in a commercially reasonable manner if an CARAT Event of Default shall have occurred and be continuing (Section 5.4 of the CARAT Indenture);

          (xviii) the preparation and delivery of notice to the Issuer and the Swap Counterparty of the resignation or removal of the CARAT Indenture Trustee and the appointment of a successor CARAT Indenture Trustee (Section
     6.8 of the CARAT Indenture);

          (xix) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10 of the CARAT Indenture);

          (xx) the furnishing of the CARAT Indenture Trustee with the names and addresses of CARAT 2007-SN1 Noteholders during any period when the CARAT Indenture Trustee is not the Note Registrar (Section 7.1 of the CARAT Indenture);

          (xxi) the preparation, the execution on behalf of the Issuer and the filing with the Securities and Exchange Commission, any applicable state agencies and the CARAT Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Securities and Exchange Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3 of the CARAT Indenture);

          (xxii) the opening of one or more accounts in the Trust's name, the preparation of Issuer Orders and all other actions necessary with respect to investment and reinvestment of funds in the Designated Accounts (Sections 8.2 and 8.3 of the CARAT Indenture);

          (xxiii) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel, for the release of the CARAT Trust Estate as defined in the CARAT Indenture (Sections 8.4 and 8.5 of the CARAT Indenture);

          (xxiv) the preparation of Issuer Orders and the obtaining of Officers Certificates with respect to the execution of supplemental indentures and the mailing to the CARAT 2007-SN1 Noteholders and the Rating Agencies of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3 of the CARAT Indenture);

          (xxv) the execution and delivery of new CARAT 2007-SN1 Notes conforming to any supplemental indenture (Section 9.6 of the CARAT Indenture);

          (xxvi) the notification of the CARAT 2007-SN1 Noteholders and the Rating Agencies of redemption of the CARAT 2007-SN1 Notes or the duty to cause the CARAT Indenture Trustee to provide such notification (Sections
     10.1 and 10.2 of the CARAT Indenture);

          (xxvii) the preparation of all Officer's Certificates and Opinions of Counsel with respect to any requests by the Issuer to the CARAT Indenture Trustee to take any action under the CARAT Indenture and delivery thereof to the CARAT Indenture Trustee (Section 11.1(a) of the CARAT Indenture);

          (xxviii) the preparation and delivery of Officers' Certificates for the release of property from the Lien of the CARAT Indenture (Section 11.1(b) of the CARAT Indenture);

          (xxix) the notification of the Rating Agencies upon the failure of the CARAT Indenture Trustee to give such notification, of the information required pursuant to Section 11.4 of the CARAT Indenture (Section 11.4 of the CARAT Indenture);

          (xxx) the preparation and delivery to the CARAT 2007-SN1 Noteholders, the CARAT Indenture Trustee or any Paying Agent of any agreements with any Holder of a CARAT 2007-SN1 Note with respect to alternate payment and notice provisions (Section 11.6 of the CARAT Indenture);

          (xxxi) the recording of the CARAT Indenture, if applicable (Section
     11.14 of the CARAT Indenture);

          (xxxii) the delivery to the CARAT Indenture Trustee of an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that any consolidation or merger of the Issuer and related supplemental indenture shall have no material adverse tax consequence to the Swap Counterparty, as required pursuant to Section 2.01(a) of the Swap Counterparty Rights Agreement;

          (xxxiii) the delivery to the CARAT Indenture Trustee of an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that any sale, conveyance, exchange, transfer or disposition of property or assets of the Issuer and related supplemental indenture shall have no material adverse tax consequence to the Swap Counterparty, as required pursuant to Section 2.01(c) of the Swap Counterparty Rights Agreement;

          (xxxiv) the delivery of a copy to the Swap Counterparty of any notice it shall deliver pursuant to Section 3.7(d) of the CARAT Indenture in respect of the occurrence of a Trust Administrator Default under the Trust Sale and Administration Agreement (Section 4.02(b) of the Swap Counterparty Rights Agreement);

          (xxxv) the delivery of prompt written notice to the Swap Counterparty of each CARAT Event of Default under the CARAT Indenture, each Trust Administrator Default, each default on the part of the Seller of its obligations under the Trust Sale and Administration Agreement and each default on the part of GMAC of its obligations under the Pooling and Administration Agreement (Section 4.02(d) of the Swap Counterparty Rights Agreement);

          (xxxvi) the delivery to the Swap Counterparty, within five Business Days after learning of the occurrence thereof, of a copy of the written notice in the form of an Officer's Certificate delivered to the CARAT Indenture Trustee, of any event which with the giving of notice and the lapse of time would become an CARAT Event of Default under Section 5.1(d) of the CARAT Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 4.02(f) of the Swap Counterparty Rights Agreement);

          (xxxvii) the prompt transmittal to the Swap Counterparty of any notice received by the Issuer from the CARAT 2007-SN1 Noteholders to the Swap Counterparty (Section 4.18 of the Swap Counterparty Rights Agreement);

          (xxxviii) the delivery to the Swap Counterparty of summaries of any information, documents or reports required to be filed by the Issuer pursuant to Sections 7.3(a)(i) and 7.3(a)(ii) of the CARAT Indenture;

          (xxxix) the delivery to the Swap Counterparty of a copy of the Annual Statement of Compliance required by Section 3.9 of the CARAT Indenture and
     Section 4.19(b) of the Swap Counterparty Rights Agreement; and

     (b) Additional Duties.

          (i) In addition to the duties of the Trust Administrator set forth above, the Trust Administrator shall pay costs associated with the appointment of a successor CARAT Indenture Trustee under the CARAT Indenture and the appointment of a successor CARAT Owner Trustee under the Trust Agreement, in each case from amounts in the CARAT Trust Estate, perform all the duties of the Issuer under the CARAT Basic Documents, including making all calculations and shall prepare for execution by the Issuer or the CARAT Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the CARAT Owner Trustee to prepare, file or deliver pursuant to the CARAT Basic Documents, and at the request of the CARAT Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the CARAT Owner Trustee to take pursuant to the CARAT Basic Documents. Subject to Section
     9.15 of this Agreement, and in accordance with the directions of the CARAT Owner Trustee, the Trust Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the CARAT Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the CARAT Owner Trustee and are reasonably within the capability of the Trust Administrator.

          (ii) Notwithstanding anything in this Agreement or the CARAT Basic Documents to the contrary, the Trust Administrator shall be responsible for promptly notifying the CARAT Owner Trustee if any withholding tax is imposed on the Trust's payments to a CARAT 2007-SN1 Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the CARAT Owner Trustee pursuant to such provision.

          (iii) Notwithstanding anything in this Agreement or the CARAT Basic Documents to the contrary, the Trust Administrator shall be responsible for performance of the duties of the CARAT Owner Trustee set forth in Section
     5.4 of the Trust Agreement with respect to, among other things, accounting and reports to the CARAT 2007-SN1 Certificateholders; provided, however, that if the CARAT Owner Trustee is notified by the Trust Administrator that the Issuer is deemed to be taxable as a partnership for federal income tax purposes, the CARAT Owner Trustee shall retain responsibility for the distribution to the CARAT 2007-SN1 Certificateholders of the Schedule K-1s necessary to enable each CARAT 2007-SN1 Certificateholder to prepare its federal and State income tax returns.

          (iv) The Trust Administrator may satisfy any obligations it may have with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Trust Administrator, a firm of independent public accountants acceptable to the CARAT Owner Trustee which shall perform the obligations of the Trust Administrator thereunder.

          (v) The Trust Administrator shall perform the duties of the Trust Administrator specified in Section 6.10 of the Trust Agreement required to be performed in connection with the resignation or removal of the CARAT Owner Trustee, and any other duties expressly required to be performed by the Trust Administrator under the Trust Agreement.

          (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Trust Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Trust Administrator's opinion, no less favorable to the Issuer than would be available from Persons that are not Affiliates of the Trust Administrator.

     (c) Non-Ministerial Matters.

          (i) With respect to matters described under this Section 4.08 that in the reasonable judgment of the Trust Administrator are non-ministerial, the Trust Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Trust Administrator shall have notified the CARAT Owner Trustee in writing of the proposed action and the CARAT Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

               (A) the amendment, change, or modification of or any supplement to the CARAT Indenture or the other CARAT Basic Documents;

               (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

               (C) the appointment of successor Note Registrars, successor Paying Agents and successor CARAT Indenture Trustees pursuant to the CARAT Indenture, or the appointment of successor Trust Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or CARAT Indenture Trustee of its obligations under the CARAT Indenture; and

               (D) the removal of the CARAT Indenture Trustee.

          (ii) Notwithstanding anything to the contrary in this Agreement, the Trust Administrator shall not be obligated to, and shall not, (x) make any payments to the CARAT 2007-SN1 Noteholders under the CARAT Basic Documents,
     (y) sell the CARAT Trust Estate pursuant to Section 5.4 of the CARAT Indenture or (z) take any other action that the Issuer directs the Trust Administrator not to take on its behalf.

     (d) The Trust Administrator shall comply with Section 5.4 of the Trust Agreement, including maintaining appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Seller at any time during normal business hours.

                                    ARTICLE V
           NOTEHOLDER ACCOUNTS; COLLECTIONS, DEPOSITS AND INVESTMENTS

     Section 5.01 Establishment of Accounts.

     (a) (i) The Trust Administrator, for the benefit of the Financial Parties, shall establish and maintain in the name of the CARAT Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2007-SN1 Collection Account (the "CARAT Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held in a segregated account for the benefit of the Financial Parties.

          (ii) The Trust Administrator, for the benefit of the CARAT 2007-SN1 Noteholders, shall establish and maintain in the name of the CARAT Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2007-SN1 Note Distribution Account (the "Note Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held in a segregated account for the benefit of the CARAT 2007-SN1 Noteholders.

     (b) (i) Each of the Designated Accounts shall be initially established with the CARAT Indenture Trustee, who shall be the initial Account Holder. At any time after the Series 2007-SN1 Closing Date, the Trust Administrator, upon 30 days prior written notice to the Account Holder, shall have the right to, and if any Account Holder ceases to be an Eligible Institution the Trust Administrator shall, instruct an Account Holder to transfer any or all of the Designated Accounts to another Eligible Institution designated by the Trust Administrator in such notice. No Designated Account shall be maintained with an Account Holder if the short-term unsecured debt obligations of such Account Holder cease to have the Required Deposit Rating (except that any Designated Account may be maintained with an Account Holder even if the short-term unsecured debt obligations of such Account Holder do not have the Required Deposit Rating, if such Account Holder maintains such Designated Account as a segregated account in its corporate trust department). Should an Account Holder no longer satisfy the requirements in the preceding sentence with respect to any Designated Account, then the Trust Administrator shall, within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent), with the Account Holder's assistance as necessary, cause each affected Designated Account (A) to be moved to an Account Holder that is an Eligible Institution with the Required Deposit Rating or (B) to be moved to a segregated account in the corporate trust department of the Account Holder. All amounts held in such accounts shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Trust Administrator, by such Account Holder in Eligible Investments. Such written direction shall constitute certification by the Trust Administrator that any such investment is authorized by this Section 5.01. In the absence of such prior written instruction from the Trust Administrator to such Account Holder, the Account Holder shall invest any uninvested funds in "BNY - Hamilton MMF Instit #746." Investments in Eligible Investments shall be made in the name of the CARAT Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity. Investment Earnings on funds deposited in the Designated Accounts shall be payable to the Trust Administrator. Each Account Holder holding a Designated Account as provided in this Section 5.01(b)(i), shall be a "Securities Intermediary." If a Securities Intermediary shall be a Person other than the CARAT Indenture

Trustee, the Trust Administrator shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this
Section 5.01 and an Opinion of Counsel that such Person can perform such obligations.

          (ii) With respect to the Designated Account Property, the Account Holder agrees, by its acceptance hereof, that:

               (A) Any Designated Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts. The Designated Accounts are accounts to which Financial Assets will be credited.

               (B) All securities or other property underlying any Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, the Trust Administrator or the Seller, payable to the order of the Issuer, the Trust Administrator or the Seller or specially indorsed to the Issuer, the Trust Administrator or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

               (C) All property delivered to the Securities Intermediary pursuant to this Agreement will be credited upon receipt of such property to the appropriate Designated Account.

               (D) Each item of property (whether investments, investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

               (E) If at any time the Securities Intermediary shall receive any order from the CARAT Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Designated Accounts, the Securities Intermediary shall comply with such order without further consent by the Trust, the Trust Administrator, the Seller or any other Person.

               (F) The Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

               (G) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Designated Accounts and/or any Financial Assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York
          UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Trust Administrator, the Account Holder or the CARAT Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5.01(b)(ii)(E) hereof.

               (H) Except for the claims and interest of the CARAT Indenture Trustee in the Designated Accounts, the Securities Intermediary has no knowledge of claims to, or interests in, the Designated Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the CARAT Indenture Trustee, the Trust Administrator and the Issuer thereof.

               (I) The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Designated Accounts and/or any Designated Account Property simultaneously to each of the Trust Administrator and the CARAT Indenture Trustee, at the addresses set forth in Appendix B to this Agreement.

               (J) The Account Holder shall maintain each item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

          (iii) The Trust Administrator shall have the power, revocable by the CARAT Indenture Trustee (or by the CARAT Owner Trustee with the consent of the CARAT Indenture Trustee), to instruct the CARAT Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Trust Administrator or the CARAT Owner Trustee to carry out its respective duties hereunder or permitting the CARAT Indenture Trustee to carry out its duties under the CARAT Indenture.

          (iv) The CARAT Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the CARAT Indenture, the Designated Accounts shall be under the exclusive dominion and control of the CARAT Indenture Trustee for the benefit of the Securityholders and the CARAT Indenture Trustee shall have sole signature power and authority with respect thereto.

          (v) The Trust Administrator shall not direct the Account Holder to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Account Holder to make any such investment or sale, if requested by the Account Holder, the Trust Administrator shall deliver to the Account Holder an Opinion of Counsel, acceptable to the Account Holder, to such effect.

     (c) Pursuant to the Trust Agreement, the Issuer shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Trust Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the CARAT Owner Trustee for the benefit of the CARAT 2007-SN1 Certificateholder. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the CARAT Owner Trustee (or the Seller on behalf of the CARAT Owner Trustee, if the Certificate Distribution Account is not then held by the CARAT Owner Trustee or an Affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

     (d) The CARAT Indenture Trustee, the CARAT Owner Trustee, the Securities Intermediary, each Account Holder and each other Eligible Institution with whom a Designated Account or the Certificate Distribution Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

     Section 5.02 Investment Earnings. The Trust Administrator shall be entitled to receive all Investment Earnings when and as paid without any obligation to the CARAT Owner Trustee, the CARAT Indenture Trustee or the Seller in respect thereof, and the Trust Administrator shall have no obligation to deposit any such amount in any account established hereunder. To the extent that any such amount shall be held in any account held by the CARAT Indenture Trustee or the CARAT Owner Trustee, or otherwise established hereunder, such amount will be withdrawn therefrom and paid to the Trust Administrator upon presentation of a certificate signed by a Responsible Officer of the Trust Administrator setting forth, in reasonable detail, the amount of such Investment Earnings.

     Section 5.03 Additional Deposits. The Trust Administrator and the Seller shall deposit in the CARAT Collection Account the aggregate Administrative Purchase Payments and Warranty Payments with respect to Administrative Secured Notes and Warranty Secured Notes, respectively. All such deposits with respect to a Monthly Period shall be made in immediately available funds on or before the Distribution Date related to such Monthly Period.

                                   ARTICLE VI
                  LIABILITIES OF TRUST ADMINISTRATOR AND OTHERS

     Section 6.01 Liability of Trust Administrator; Indemnities.

     (a) The Trust Administrator shall be liable in accordance with this Agreement and the Second Step Secured Notes Assignment only to the extent of the obligations in this Agreement and the Pooling and Administration Agreement specifically undertaken by the Trust Administrator. Such obligations shall include the following:

          (i) The Trust Administrator shall defend, indemnify and hold harmless the CARAT Indenture Trustee, the CARAT Owner Trustee, the Issuer, the CARAT 2007-SN1 Noteholders and the CARAT 2007-SN1 Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation of any Vehicle by VAULT, COLT, GMAC, the Trust Administrator or any affiliate of any of them.

          (ii) The Trust Administrator shall indemnify, defend and hold harmless the CARAT Indenture Trustee, the CARAT Owner Trustee and the Issuer from and against any taxes that may at any time be asserted against any such Person with respect to the transaction contemplated in this Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the COLT 2007-SN1 Secured Notes to the Issuer or the issuance and original sale of the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates, or asserted with respect to ownership of the COLT 2007-SN1 Secured Notes, or federal or other income taxes arising out of distributions on CARAT 2007-SN1 Notes or the CARAT 2007-SN1 Certificates or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

          (iii) The Trust Administrator shall indemnify, defend and hold harmless CARAT 2007-SN1 Indenture Trustee, the CARAT 2007-SN1 Owner Trustee, the CARAT 2007-SN1 Noteholders and the CARAT 2007-SN1 Certificateholders and the Issuer from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the CARAT Indenture Trustee, the CARAT Owner Trustee, the Issuer, the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders through the negligence, willful misfeasance or bad faith of the Trust Administrator in the performance of its duties under any CARAT Basic Document or by reason of reckless disregard of its obligations and duties under any CARAT Basic Document; and

          (iv) The Trust Administrator shall indemnify, defend and hold harmless the CARAT Indenture Trustee and the CARAT Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the CARAT Owner Trustee, the CARAT Indenture Trustee's performance of its duties under the CARAT Indenture or any other CARAT Basic Document, (y) in the case of the CARAT Indenture Trustee, the CARAT Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the CARAT Indenture Trustee or the CARAT Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the other CARAT Basic Documents, the CARAT Indenture (in the case of the CARAT Indenture Trustee), including the administration of the CARAT Trust Estate, and the Trust Agreement (in case of the CARAT Owner Trustee), including the administration of the CARAT Owner Trust

     Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person indemnified, (B) to the extent otherwise payable to the CARAT Indenture Trustee, arises from the CARAT Indenture Trustee's breach of any of its representations or warranties in Section 6.12 of the CARAT Indenture, (C) to the extent otherwise payable to the CARAT Owner Trustee, arises from the CARAT Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement, or (D) shall arise out of or be incurred in connection with the performance by the CARAT Indenture Trustee of the duties of successor Trust Administrator hereunder.

     (b) Indemnification under this Section 6.01 shall include reasonable fees and expenses of external counsel and expenses of litigation. If the Trust Administrator has made any indemnity payments pursuant to this Section 6.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Trust Administrator, without interest.

     Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of the Trust Administrator. Any corporation or other entity

     (a) into which the Trust Administrator may be merged or consolidated,

     (b) resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party,

     (c) succeeding to the business of the Trust Administrator,

     (d) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by GMAC or General Motors, and which services assets of the same type as the Series 2007-SN1 Lease Assets, which entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Trust Administrator under this Agreement and the Further Transfer and Administration Agreements, shall be the successor to the Trust Administrator under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement, to the contrary notwithstanding. The Trust Administrator shall provide notice of any merger, consolidation or succession pursuant to this Section 6.02 to the CARAT Indenture Trustee, the CARAT Owner Trustee and, if any Rated Notes are outstanding, the Rating Agencies.

     Section 6.03 Limitation on Liability of Trust Administrator and Others.

     (a) Neither the Trust Administrator nor any of the directors or officers or employees or agents of the Trust Administrator shall be under any liability to the Issuer, the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders, except as specifically provided in this Agreement and in the Pooling and Administration Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, the Pooling and Administration Agreement, the CARAT Indenture or the Trust Agreement or for errors in judgment; provided, however, that this provision shall not protect the Trust Administrator or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, the Pooling and Administration Agreement, the CARAT Indenture, the Trust Agreement or any other CARAT Basic Document. The Trust Administrator and any director, officer or employee or agent of the Trust Administrator may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or the Pooling and Administration Agreement.

     (b) The Trust Administrator and any director or officer or employee or agent of the Trust Administrator shall be reimbursed by the CARAT Indenture Trustee or the CARAT Owner Trustee, as applicable, for any contractual damages, liability or expense (including any obligation of the Trust Administrator to the CARAT Indenture Trustee or the CARAT Owner Trustee, as applicable, pursuant to
Section 6.01(a)(iv)(x) or (y)) incurred by reason of such trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement, the CARAT Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. In no event, however, shall the CARAT Indenture Trustee or the CARAT Owner Trustee be liable to the Trust Administrator for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits, even if either or both of them have been advised of the likelihood of such loss or damage.

     (c) Except as provided in this Agreement or in the Pooling and Administration Agreement, the Trust Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to administer the COLT 2007-SN1 Secured Notes in accordance with this Agreement and the Pooling and Administration Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Trust Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement or the Pooling and Administration Agreement and the rights and duties of the parties to this Agreement or the Pooling and Administration Agreement and the interests of the CARAT 2007-SN1 Noteholders and CARAT 2007-SN1 Certificateholders under this Agreement and the Pooling and Administration Agreement, the interests of the CARAT 2007-SN1 Noteholders under the CARAT Indenture and the interests of the CARAT 2007-SN1 Certificateholders under the Trust Agreement. In such event, the legal expenses and costs invoiced for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Trust Administrator shall be entitled to be reimbursed therefor.

     (d) The CARAT Trustee shall distribute out of the CARAT Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to
Section 6.03(c) not previously reimbursed.

     Section 6.04 Delegation of Duties. So long as GMAC acts as Trust Administrator, the Trust Administrator may, at any time without notice or consent, delegate any duties under this Agreement or under the Pooling and Administration Agreement to any corporation or other Person more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or GMAC. The Trust Administrator may at any time perform specific duties as Trust Administrator through sub-contractors who are in the business of servicing automotive receivables. No such delegation or sub-contracting shall relieve the Trust Administrator of its responsibility with respect to such duties.

     Section 6.05 Trust Administrator Not to Resign. Subject to the provisions of Section 7.02, the Trust Administrator shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Administration Agreement as Trust Administrator except upon determination that the performance of its duties under this Agreement or under the Pooling and Administration Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Trust Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the CARAT Indenture Trustee and the CARAT Owner Trustee. No such resignation shall become effective until the CARAT Indenture Trustee or a successor Trust Administrator shall have assumed the responsibilities and obligations of the Trust Administrator in accordance with Section 7.02.

                                  ARTICLE VII
                                    DEFAULT

     Section 7.01 Trust Administrator Defaults. Each of the following shall constitute a "Trust Administrator Default":

     (a) any failure by the Trust Administrator to deliver to the CARAT Indenture Trustee for deposit in any of the Designated Accounts any required payment or to direct the CARAT Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of five Business Days after (x) written notice thereof is received by the Trust Administrator from the CARAT Indenture Trustee or the CARAT Owner Trustee or (y) discovery of such failure by an officer of the Trust Administrator;

     (b) any failure on the part of the Seller or the Trust Administrator to duly observe or perform in any material respect any other covenants or agreements of the Seller or the Trust Administrator set forth in this Agreement, the Pooling and Administration Agreement, the CARAT Indenture or the Trust Agreement which failure (i) materially and adversely affects the rights of CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders, and (ii) continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Trust Administrator, as applicable, by the CARAT Indenture Trustee or the CARAT Owner Trustee, or to the Seller or the Trust Administrator, as applicable, and to the CARAT Indenture Trustee or the CARAT Owner Trustee by CARAT Noteholders whose CARAT 2007-SN1 Notes evidence less than 25% of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date or by CARAT 2007-SN1 Certificateholders whose CARAT 2007-SN1 Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date;

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Seller or the Trust Administrator, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

     (d) the consent by the Seller or the Trust Administrator to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Seller or the Trust Administrator or of or relating to substantially all of their respective property; or the Seller or the Trust Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

Notwithstanding the foregoing, there shall be no Trust Administrator Default where a Trust Administrator Default would otherwise exist under clause (a) above for a period of ten Business Days or under clause (b) for a period of 60 days if the delay or failure giving rise to the Trust Administrator Default was caused by an act of God or other similar occurrence. Upon the occurrence of any of those events, the Trust Administrator shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Pooling and Administration Agreement and this Agreement and the Trust Administrator shall provide the CARAT Indenture Trustee, the CARAT Owner Trustee, the Seller and the Securityholders prompt notice of the failure or delay by it, together with a description of its efforts to so perform its obligations.

     Section 7.02 Consequences of a Trust Administrator Default. If a Trust Administrator Default shall occur and be continuing, either the CARAT Indenture Trustee or the CARAT 2007-SN1 Noteholders whose CARAT 2007-SN1 Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date (or if the CARAT 2007-SN1 Notes have been paid in full and the CARAT Indenture has been discharged in accordance with its terms, by the CARAT Owner Trustee or CARAT 2007-SN1 Certificateholders whose CARAT 2007-SN1 Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) by notice then given in writing to the Trust Administrator and the CARAT Owner Trustee (and to the CARAT Indenture Trustee if given by the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders) may terminate all of the rights and obligations of the Trust Administrator under this Agreement and the Pooling and Administration Agreement. On or after the receipt by the Trust Administrator of such written notice, all authority and power of the Trust Administrator under this Agreement and the Pooling and Administration Agreement, whether with respect to the CARAT 2007-SN1 Notes, the CARAT 2007-SN1 Certificates or the COLT 2007-SN1 Secured Notes or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.02. The CARAT Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Trust Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the COLT 2007-SN1 Secured Notes and related documents, or otherwise. The Trust Administrator agrees to cooperate with the CARAT Indenture Trustee and the CARAT Owner Trustee in effecting the termination of the responsibilities and rights of the Trust Administrator under this Agreement and the Pooling and

Administration Agreement, including the transfer to the CARAT Indenture Trustee or the CARAT Owner Trustee for administration by it of all cash amounts that shall at the time be held by the Trust Administrator for deposit, or that shall have been deposited by the Trust Administrator in the CARAT Collection Account, the Note Distribution Account or the Certificate Distribution Account or thereafter received with respect to the COLT 2007-SN1 Secured Notes that shall at that time be held by the Trust Administrator.

     Section 7.03 CARAT Indenture Trustee to Act; Appointment of Successor. On and after the time the Trust Administrator receives a notice of termination pursuant to Section 7.02, the CARAT Indenture Trustee shall be the successor in all respects to the Trust Administrator in its capacity as Trust Administrator under this Agreement and the Pooling and Administration Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Administration Agreement and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Trust Administrator by the terms and provisions of this Agreement and the Pooling and Administration Agreement. As compensation therefor, the CARAT Indenture Trustee shall be entitled to such compensation (whether payable out of the CARAT Collection Account or otherwise) as the Trust Administrator would have been entitled to under this Agreement if no such notice of termination had been given including the Administration Fee and Investment Earnings. Notwithstanding the above, the CARAT Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor (i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's of at least "Baa3" (unless such requirement is expressly waived by Moody's), and
(iii) whose regular business includes the servicing of automotive loans, leases or similar notes or receivables, as the successor to the Trust Administrator under this Agreement and the Pooling and Administration Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Trust Administrator under this Agreement and the Pooling and Administration Agreement. In connection with such appointment and assumption, the CARAT Indenture Trustee may make such arrangements for the compensation of such successor out of payments on COLT 2007-SN1 Secured Notes as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Trust Administrator under this Agreement and the Pooling and Administration Agreement. The CARAT Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Administration Agreement, as shall be necessary to effectuate any such succession. Costs associated with the resignation of the Trust Administrator and the appointment of a successor Trust Administrator shall be distributed by the CARAT Indenture Trustee from amounts in the CARAT Trust Estate.

     Section 7.04 Notification to CARAT 2007-SN1 Noteholders and CARAT 2007-SN1 Certificateholders. Upon any termination of, or appointment of a successor to, the Trust Administrator pursuant to this Article VII, the CARAT Indenture Trustee shall give prompt written notice thereof to the CARAT 2007-SN1 Noteholders and the Rating Agencies, and the CARAT Owner Trustee shall give prompt written notice thereof to the CARAT 2007-SN1 Certificateholders.

     Section 7.05 Waiver of Past Defaults. Noteholders whose CARAT 2007-SN1 Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the CARAT Indenture has been discharged in accordance with its terms), CARAT 2007-SN1 Certificateholders whose CARAT 2007-SN1 Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) may, on behalf of all CARAT 2007-SN1 Noteholders and CARAT 2007-SN1 Certificateholders, waive any default by the Trust Administrator in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Trust Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Administration Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE VIII
                                   TERMINATION

     Section 8.01 Optional Purchase of All COLT 2007-SN1 Secured Notes; Insolvency of Seller; Termination of Trust.

     (a) (i) The Seller shall have the option to purchase all but not less than all of the assets of the Trust (other than the Designated Accounts and the Certificate Account) on any Distribution Date (the "Optional Purchase Date") following the last day of any Monthly Period as of which the Aggregate ABS Value represents a percentage of the Aggregate Initial ABS Value that is equal to or less than the Optional Purchase Percentage. To exercise such option, the Seller shall (A) furnish to the Issuer and the CARAT Indenture Trustee notice of its intention to exercise such option and of the Optional Purchase Date (such notice to be furnished not later than 25 days prior to the Optional Purchase Date) and
(B) deposit in the CARAT Collection Account when required pursuant to clause
(ii) below an amount equal to the aggregate Administrative Purchase Payments for the COLT 2007-SN1 Secured Notes, plus the appraised value of any other property held by the Trust, provided, that such amount (when added to any funds then on deposit in the Designated Accounts and the Certificate Distribution Account) must be at least equal to the sum of (1) the Administration Fee for the related Monthly Period, (2) the aggregate Redemption Price of all then Outstanding Notes, and (3) any amounts payable to the Swap Counterparty under any Interest Rate Swap. Such appraised value shall be determined by an appraiser mutually satisfactory to the Seller, the CARAT Owner Trustee and the CARAT Indenture Trustee.

          (ii) The Seller shall make the deposit set forth in clause (i)(B) above in immediately available funds on the Optional Purchase Date. Upon the making of such deposit, the CARAT 2007-SN1 Notes and the CARAT Indenture shall be deemed satisfied and discharged, and the Seller shall succeed to all interests in and to the Trust (other than the Designated Accounts and the rights of the Trust under the Interest Rate Swaps).

     (b) Upon any sale or other disposition of the assets of the Trust pursuant to Article V of the CARAT Indenture (an "CARAT Event of Default Sale"), the Trust Administrator shall instruct the Applicable CARAT Trustee to deposit into the CARAT Collection Account from the proceeds of such disposition the amount specified in clause SECOND of Section 5.4(b) of the

CARAT Indenture (the "CARAT Event of Default Proceeds"). On the Distribution Date (i) on which the CARAT Event of Default Proceeds are deposited in the CARAT Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), or (ii) at any time that the CARAT 2007-SN1 Notes have not been paid in full and the principal balance of the CARAT 2007-SN1 Notes has been declared immediately due and payable following the occurrence of a CARAT Event of Default under the CARAT Indenture, then until such time as the CARAT 2007-SN1 Notes have been paid in full and the CARAT Indenture has been discharged or the foregoing Events of Default have been cured or waived as provided in Section 5.2(b) of the CARAT Indenture, the Trust Administrator shall instruct the CARAT Indenture Trustee (after taking into account the application on such Distribution Date of the Total Available Amount pursuant to Section 4.05(a)) to make the following distributions from the CARAT Collection Account in the following priority:

          (i) first, to the Trust Administrator, the Administration Fee for such Distribution Date and any unpaid Administration Fee from any preceding Distribution Date;

          (ii) second, to the Swap Counterparty, the net amount, if any, then due to the Swap Counterparty under all Interest Rate Swaps (exclusive of payments due to the Swap Counterparty in respect of an Early Termination Date under such Interest Rate Swaps);

          (iii) third, to (a) the Note Distribution Account, for payment of interest pro rata on the Class A Notes, the Aggregate Class A Interest Distributable Amount and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty in connection with any Early Termination Date of any Interest Rate Swaps related to the Class A-2b Notes or the Class A-4b Notes allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts owing in respect of the Aggregate Class A Interest Distributable Amount and the amounts owing to the Swap Counterparty in connection with such Early Termination Date;

          (iv) fourth, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class A Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal pro rata on the Class A Notes;

          (v) fifth, to the Note Distribution Account, an amount equal to the Aggregate Class B Interest Distributable Amount for payment of interest on the Class B Notes;

          (vi) sixth, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class B Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class B Notes;

          (vii) seventh, to the Note Distribution Account, an amount equal to the Aggregate Class C Interest Distributable Amount for payment of interest on the Class C Notes;

          (viii) eighth, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class C Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class C Notes;

          (ix) ninth, to the Note Distribution Account, an amount equal to the Aggregate Class D Interest Distributable Amount for payment of interest on the Class D Notes;

          (x) tenth, to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class D Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class D Notes; and

          (xi) eleventh, to the CARAT 2007-SN1 Certificateholders (if the Certificate Distribution Account has been established pursuant to Section
     5.1 of the Trust Agreement, then to such Certificate Distribution Account for distribution to the Certificateholders) any remaining amounts after the distributions described in clauses (i) through (vii) above.

Any CARAT Event of Default Proceeds remaining after all the deposits and other payments described above have been made in full, shall be paid to the Certificateholder.

     (c) Notice of any termination of the Trust shall be given by the Trust Administrator to the CARAT Owner Trustee and the CARAT Indenture Trustee as soon as practicable after the Trust Administrator has received notice thereof.

     (d) Following the satisfaction and discharge of the CARAT Indenture with respect to the CARAT 2007-SN1 Notes, and the payment in full of the principal and interest on the CARAT 2007-SN1 Notes, the CARAT 2007-SN1 Certificateholders shall succeed to the rights of the CARAT 2007-SN1 Noteholders hereunder and the CARAT Owner Trustee shall succeed to the rights of, and assume the obligations (other than those under Section 7.03 which shall remain obligations of the CARAT Indenture Trustee) of, the CARAT Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the CARAT Indenture Trustee set forth in Section 4.4 of the CARAT Indenture).

     (e) After indefeasible payment in full to the CARAT Indenture Trustee, the CARAT Owner Trustee, the Swap Counterparty, the CARAT 2007-SN1 Noteholders, the CARAT 2007-SN1 Certificateholders and the Trust Administrator of all amounts required to be paid under this Agreement, the CARAT Indenture, the Interest Rate Swaps and the Trust Agreement (including as contemplated by this Section 8.01),
(i) any amounts on deposit in the CARAT Collection Account (after all other distributions required to be made from such accounts have been made and provision for the payment of all liabilities of the Trust as required by Section 3808 of the

Statutory Trust Act) shall be paid to the Certificateholder and (ii) any other assets remaining in the Trust shall be distributed to the Certificateholder.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     Section 9.01 Amendment.

     (a) This Agreement may be amended by the Seller, the Trust Administrator and the CARAT Owner Trustee with the consent of the CARAT Indenture Trustee, but without the consent of any of the Financial Parties, (i) to cure any ambiguity,
(ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other CARAT Basic Documents, (iii) to add or supplement any credit enhancement for the benefit of the CARAT 2007-SN1 Noteholders of any class or the CARAT 2007-SN1 Certificateholders (provided that if any such addition shall affect any class of CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders differently than any other class of CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders), (iv) add to the covenants, restrictions or obligations of the Seller, the Trust Administrator, the CARAT Owner Trustee or the CARAT Indenture Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Financial Parties.

     (b) This Agreement may also be amended from time to time by the Seller, the Trust Administrator and the CARAT Owner Trustee with the consent of the CARAT Indenture Trustee, the consent of CARAT 2007-SN1 Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date and, if any Person other than the Seller or an Affiliate of the Seller holds any Certificates, the consent of CARAT 2007-SN1 Certificateholders whose CARAT 2007-SN1 Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 9.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates and of any CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the CARAT 2007-SN1 Notes or CARAT 2007-SN1 Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the CARAT 2007-SN1 Noteholders or the CARAT 2007-SN1 Certificateholders; provided, however, that no such amendment shall:

          (i) change the due date of any instalment of principal of or interest on the CARAT 2007-SN1 Notes, or reduce the principal amount thereof, the interest rate applicable thereto, or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any CARAT 2007-SN1 Notes or any distribution thereon is payable, or impair the right to institute suit as provided in Article V of the CARAT Indenture for the enforcement of the provisions of the CARAT Indenture requiring the application of funds available therefor to the payment of any such amount due on the CARAT 2007-SN1 Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date); or

          (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all CARAT 2007-SN1 Notes and CARAT 2007-SN1 Certificates then outstanding.

     (c) Prior to the execution of any such amendment or consent, the Trust Administrator shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

     (d) Promptly after the execution of any such amendment or consent, the CARAT Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Financial Party.

     (e) It shall not be necessary for the consent of CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by CARAT 2007-SN1 Noteholders and CARAT 2007-SN1 Certificateholders shall be subject to such reasonable requirements as the CARAT Indenture Trustee or the CARAT Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

     (f) Prior to the execution of any amendment to this Agreement, the CARAT Indenture Trustee and the CARAT Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Section 9.01 and the Opinion of Counsel referred to in Section 9.02(j). The CARAT Indenture Trustee and the CARAT Owner Trustee, may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

     (g) Each of GMAC and the Seller agrees that such Person shall not amend or agree to any amendment of the Pooling and Administration Agreement unless such amendment would be permissible under the terms of this Section 9.01 as if this
Section 9.01 were contained in the Pooling and Administration Agreement.

     Section 9.02 Protection of Title to Trust.

     (a) The Seller or the Trust Administrator or both shall authorize and/or execute, as applicable, and file such financing statements and cause to be authorized and/or executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the

CARAT 2007-SN1 Noteholders, the CARAT 2007-SN1 Certificateholders, the CARAT Indenture Trustee and the CARAT Owner Trustee under this Agreement and the Second Step Secured Notes Assignment in the Second Step Purchased Property and in the proceeds thereof. The Seller or the Trust Administrator or both shall deliver (or cause to be delivered) to the CARAT Indenture Trustee and the CARAT Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing, except that neither the Seller nor the Trust Administrator needs to deliver any such document that arises as a result of the conversion of the Seller or the Trust Administrator to another form of organization.

     (b) Neither the Seller nor the Trust Administrator shall change its State of organization or its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 9.02(a) above seriously misleading within the meaning of the UCC, unless it shall have given the CARAT Indenture Trustee and the CARAT Owner Trustee at least 30 days prior written notice thereof.

     (c) Each of the Seller and the Trust Administrator shall give the CARAT Indenture Trustee and the CARAT Owner Trustee at least 30 days prior written notice of any relocation of its principal executive office or change of its jurisdiction of incorporation or formation if, as a result of such relocation or change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Trust Administrator shall at all times maintain each office from which it administers COLT 2007-SN1 Secured Notes and its principal executive office within the United States of America.

     (d) The Trust Administrator shall maintain accounts and records as to each COLT 2007-SN1 Secured Note accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such COLT 2007-SN1 Secured Note, including payments made and payments owing (and the nature of each), and
(ii) reconciliation between payments on (or with respect to) each COLT 2007-SN1 Secured Note and the amounts from time to time deposited in the CARAT Collection Account and Note Distribution Account.

     (e) The Trust Administrator shall maintain its computer systems so that, from and after the time of sale under this Agreement and the Second Step Secured Notes Assignment of the COLT 2007-SN1 Secured Notes, the Trust Administrator's master computer records (including any back-up archives) that refer to any COLT 2007-SN1 Secured Note indicate clearly that the COLT 2007-SN1 Secured Note is owned by the Issuer. Indication of the Issuer's ownership of a COLT 2007-SN1 Secured Note shall be deleted from or modified on the Trust Administrator's computer systems when, and only when, the COLT 2007-SN1 Secured Note has been paid in full or repurchased by the Seller or purchased by the Trust Administrator in accordance with the terms of the CARAT Basic Documents.

     (f) In the event that GMAC shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of GMAC hereunder, GMAC shall comply fully with the obligations of Section 9.02(a).

     (g) If at any time the Seller or the Trust Administrator proposes to sell, grant a security interest in, or otherwise transfer any interest in secured notes to any prospective purchaser, lender or other transferee, the Trust Administrator and the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any COLT 2007-SN1 Secured Note, indicate clearly that such COLT 2007-SN1 Secured Note has been sold and is owned by the Issuer unless such COLT 2007-SN1 Secured Note has been paid in full or repurchased by the Seller or purchased by the Trust Administrator.

     (h) The Trust Administrator shall permit the CARAT Indenture Trustee and the CARAT Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Trust Administrator's records regarding any CARAT 2007-SN1 Notes then or previously included in the Owner Trust Estate.

     (i) The Trust Administrator shall furnish to the CARAT Indenture Trustee and the CARAT Owner Trustee at any time upon request a list of all COLT 2007-SN1 Secured Notes then held as part of the Trust, together with a reconciliation of such list to the Schedule of Secured Notes and to each of the Trust Administrator's Accountings furnished before such request indicating removal of COLT 2007-SN1 Secured Notes from the Trust. Upon request, the Trust Administrator shall furnish a copy of any such list to the Seller. The CARAT Indenture Trustee, the CARAT Owner Trustee and the Seller shall hold any such list and the Schedule of Secured Notes for examination by interested parties during normal business hours at their respective offices located at the addresses specified in Section 9.03.

     (j) The Trust Administrator shall deliver to the CARAT Indenture Trustee and the CARAT Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been authorized and filed as necessary to fully preserve and protect the interest of the CARAT Indenture Trustee and the CARAT Owner Trustee in the COLT 2007-SN1 Secured Notes, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

     (k) To the extent required by law, the Seller shall cause the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

     Section 9.03 Notices. All demands, notices and communications upon or to the Seller, the Trust Administrator, the CARAT Indenture Trustee, the Issuer, the CARAT Owner Trustee, or the Rating Agencies under this Agreement shall be delivered in writing as specified in Appendix B hereto.

     Section 9.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND

5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the CARAT 2007-SN1 Certificates, the CARAT 2007-SN1 Notes or the rights of the Holders thereof.

     Section 9.06 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of CARAT 2007-SN1 Noteholders whose CARAT 2007-SN1 Notes evidence not less than 66% of the Outstanding Amount of the CARAT 2007-SN1 Notes as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies (if any Rated Notes are outstanding) in connection with soliciting such written consent; provided, however, that this Agreement may be assigned by the Seller without the consent specified in the first part of this sentence to a corporation or other entity that is a successor (by merger, consolidation or purchase of assets) to the Seller, or more than 50% of the voting interests of which is owned, directly or indirectly, by GMAC or General Motors, provided that such entity executes an agreement of assumption provided in Section 6.02 hereof. If any Rated Notes are outstanding, the Seller shall provide notice of any such assignment to the Rating Agencies.

     Section 9.07 Third-Party Beneficiaries. This Agreement and the Second Step Secured Notes Assignment and any officer's certificates delivered in connection therewith shall inure to the benefit of and be binding upon the parties hereto and, to the extent expressly provided herein, the CARAT 2007-SN1 Noteholders, the CARAT 2007-SN1 Certificateholders, the Swap Counterparty, the CARAT Indenture Trustee, the CARAT Owner Trustee and their respective successors and permitted assigns. The Swap Counterparty shall be a third party beneficiary to this Agreement only to the extent that it has any rights specified herein or rights with respect to this Agreement specified under the Swap Counterparty Rights Agreement. Except as otherwise provided in Section 4.08 and Section 6.01, the Swap Counterparty Rights Agreement or this Article IX, no other Person shall have any right or obligation hereunder.

     Section 9.08 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.09 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

     Section 9.10 Assignment to CARAT Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer pursuant to the CARAT Indenture for the benefit of the CARAT 2007-SN1 Noteholders and (only to the extent expressly provided in the CARAT Indenture) the CARAT

2007-SN1 Certificateholders of all right, title and interest of the Issuer in, to and under the COLT 2007-SN1 Secured Notes and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the CARAT Indenture Trustee.

     Section 9.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Trust Administrator and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer or COLT to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or COLT under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or COLT or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     Section 9.12 Limitation of Liability of CARAT Indenture Trustee and CARAT Owner Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The Bank of New York Trust Company, N.A., not in its individual capacity but solely as CARAT Indenture Trustee and in no event shall The Bank of New York Trust Company, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the CARAT Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Article VI of the CARAT Indenture.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as CARAT Owner Trustee of the Issuer and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as CARAT Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the CARAT Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

     Section 9.13 Tax Treatment. The Trust Administrator covenants that for all tax purposes the Trust Administrator shall regard and treat the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates in a manner consistent with the agreements (i) among the Seller, the CARAT Owner Trustee and the CARAT 2007-SN1 Certificateholders in Section 2.11 of the Trust Agreement and (ii) among the Seller, the CARAT Indenture Trustee and the CARAT 2007-SN1 Noteholders in
Section 2.14 of the CARAT Indenture.

     Section 9.14 Furnishing Documents. The CARAT Indenture Trustee shall furnish to CARAT 2007-SN1 Noteholders, promptly upon receipt of a written request therefor, copies of the Pooling and Administration Agreement, the Trust Agreement, the CARAT Indenture and this Agreement.

     Section 9.15 Independence of the Trust Administrator. For all purposes of this Agreement, the Trust Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the CARAT Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Trust Administrator shall have no authority to act for or represent the Issuer or the CARAT Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the CARAT Owner Trustee.

     Section 9.16 No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Trust Administrator and either of the Issuer or the CARAT Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 9.17 Other Activities of Trust Administrator. Nothing herein shall prevent the Trust Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee.

     Section 9.18 Information to Be Provided by the CARAT Indenture Trustee.

     (a) The CARAT Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Seller for information regarding the CARAT Indenture Trustee which is required in order to enable the Seller to comply with the provisions of Items 1117, 1119 and 1122 of Regulation AB as it relates to the CARAT Indenture Trustee or to the CARAT Indenture Trustee's obligations under this Agreement and the CARAT Indenture.

     (b) Except to the extent disclosed by the CARAT Indenture Trustee in subsection (c) or (d) below, the CARAT Indenture Trustee shall be deemed to have represented to the Seller on the first day of each Monthly Period with respect to the prior Monthly Period that to the best of its knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against The Bank of New York Trust Company, N.A. or any property of The Bank of New York Trust Company, N.A. that would be material to any CARAT 2007-SN1 Noteholder or, to the extent that the CARAT 2007-SN1 Certificates are registered under the Securities Act for public sale, any holder of such CARAT 2007-SN1 Certificates.

     (c) The CARAT Indenture Trustee shall, as promptly as practicable following notice to or discovery by the CARAT Indenture Trustee of any changes to any information regarding the CARAT Indenture Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Seller, in writing, such updated information.

     (d) The CARAT Indenture Trustee shall deliver to the Seller on or before March 15 of each year, beginning with March 15, 2008, a report of a representative of the CARAT Indenture Trustee with respect to the immediately preceding calendar year certifying, on behalf of the CARAT Indenture Trustee, that except to the extent otherwise disclosed in writing to Seller, to the best of his or her knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against The Bank of New York Trust Company, N.A. or any property of The Bank of New York Trust Company, N.A. that would be material to any CARAT 2007-SN1 Noteholder or, to the extent that the CARAT 2007-SN1 Certificates are registered under the Securities Act for public sale, any holder of such CARAT 2007-SN1 Certificates.

     (e) The CARAT Indenture Trustee shall deliver to the Seller on or before March 15 of each year, beginning with March 15, 2008 a report of a representative of the CARAT Indenture Trustee with respect to the immediately preceding calendar year providing to the Seller such information regarding the CARAT Indenture Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB. Such information shall include, at a minimum a description of any affiliation between the CARAT Indenture Trustee and any of the following parties to this securitization transaction, as such parties are identified to the CARAT Indenture Trustee by the Seller in writing in advance of this securitization transaction:

          (i)  the Seller;

          (ii) GMAC;

          (iii) the Issuing Entity;

          (iv) the Trust Administrator;

          (v)  the CARAT Owner Trustee;

          (vi) the Swap Counterparty; and

          (vii) any other material transaction party

In connection with the parties listed in clauses (i) and (vii) above, the CARAT Indenture Trustee shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset backed securities issued in this securitization transaction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        CAPITAL AUTO RECEIVABLES ASSET TRUST
                                        2007-SN1

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as CARAT Owner
                                            Trustee on behalf of the Trust,


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-in-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-in-Fact


                                        CAPITAL AUTO RECEIVABLES LLC,
                                        Seller


                                        By: /s/ P.M. Surhigh
                                            ------------------------------------
                                        Name: P.M. Surhigh
                                        Title: Vice President


                                        GMAC LLC


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization

Acknowledged and Accepted and, with respect to Section 9.18, Agreed to by:

The Bank of New York Trust Company, N.A., not in its individual capacity but solely as CARAT Indenture Trustee


By: /s/ Keith Richardson
    ---------------------------------
Name: Keith Richardson
Title: Vice President

                                                                       EXHIBIT A

                     SCHEDULE OF COLT 2007-SN1 SECURED NOTES

                           On file at the offices of:

1.   The CARAT Indenture Trustee

2.   The CARAT Owner Trustee

3.   The COLT Indenture Trustee

4.   The COLT Owner Trustee

5.   GMAC LLC

6.   Capital Auto Receivables LLC

                                                                       EXHIBIT B

                  FORM OF SECOND STEP SECURED NOTES ASSIGNMENT
               PURSUANT TO TRUST SALE AND ADMINISTRATION AGREEMENT

     For value received in accordance with and subject to the Trust Sale and Administration Agreement, dated as of June 7, 2007 (the "Trust Sale and Administration Agreement"), by and among GMAC LLC, a Delaware limited liability company and in its capacity as Trust Administrator under the Pooling and Administration Agreement described below (the "Trust Administrator"), Capital Auto Receivables LLC, a Delaware limited liability company (the "Seller"), and Capital Auto Receivables Asset Trust 2007-SN1, a Delaware statutory trust (the "Issuer"), the Seller hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following:

     (a) all right, title and interest of the Seller in, to and under the COLT 2007-SN1 Secured Notes and all monies due thereunder on and after the Series 2007-SN1 Closing Date;

     (b) all right, title and interest of the Seller in, to and under the Pooling and Administration Agreement and the First Step Secured Notes Assignment (including the right of the Seller to cause GMAC to repurchase COLT 2007--SN1 Secured Notes under certain circumstances) and the rights of the Seller under the VAULT Security Agreement;

     (c) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     The property described in clauses (a) through (c) is referred to herein collectively as the "Second Step Purchased Property."

     It is the intention of the Seller and the Issuer that the transfer and assignment contemplated by this Second Step Secured Notes Assignment shall constitute sales of the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property from the Seller to the Issuer and the beneficial interest in and title to the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of GMAC or the Seller to the Lessees, Dealers, insurers or any other

Person in connection with the COLT 2007-SN1 Secured Notes, Series 2007-SN1 Lease Assets, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

     The Seller hereby represents that as of the Series 2007-SN1 Closing Date, the Initial Aggregate Secured Note Principal Balance was $____________ and acknowledges that in consideration of such COLT 2007-SN1 Secured Notes, the Trust has delivered to or upon the order of the Seller the CARAT 2007-SN1 Notes and CARAT 2007-SN1 Certificates.

     THIS SECOND STEP SECURED NOTES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     This Second Step Secured Notes Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Seller contained in the Trust Sale and Administration Agreement (including the Officer's Certificate of the Seller accompanying this Second Step Secured Notes Assignment) and is to be governed in all respects by the Trust Sale and Administration Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Sale and Administration Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date first above written.

                                        CAPITAL AUTO RECEIVABLES LLC,
                                        as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                      APPENDIX C

                           PERFECTION REPRESENTATIONS

     1. While it is the intention of GMAC and the Seller that the transfer and assignment contemplated by the Pooling and Administration Agreement and the First Step Secured Notes Assignment shall constitute the sale of the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property from GMAC to the Seller and that the transfer and assignment contemplated by the Trust Sale and Administration Agreement shall constitute the sale of the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property from the Seller to the Issuer, the Pooling and Administration Agreement, the Trust Sale and Administration Agreement and the CARAT Indenture create a valid and continuing security interest (as defined in the applicable UCC) in the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property and Second Step Purchased Property in favor of the Seller, the Trust and the CARAT Indenture Trustee, as applicable, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from GMAC, the Seller and the Issuer, respectively.

     2. All steps necessary to perfect the Seller's security interest against the account debtors in the property securing the COLT 2007-SN1 Secured Notes that constitute chattel paper will have been taken within ten days of the Series 2007-SN1 Closing Date.

     3. Prior to the sale of the COLT 2007-SN1 Secured Notes to the Issuer under this Agreement, the COLT 2007-SN1 Secured Notes constitute "chattel paper," "payment intangibles," "instruments," "certificated securities" or "uncertificated securities" within the meaning of the applicable UCC.

     4. The Seller owns and has good and marketable title to the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property free and clear of any Lien (other than tax liens and any other Liens that attach by operation of law), claim or encumbrance of any Person.

     5. The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property granted to the Seller under the Pooling and Administration Agreement, in the COLT 2007-SN1 Secured Notes and the other Second Step Purchased Property granted to the Issuer under the Trust Sale and Administration Agreement and in the Collateral granted to the CARAT Indenture Trustee under the CARAT Indenture.

     6. Other than the security interest granted to the Seller pursuant to the CARAT Basic Documents, the Issuer under the Trust Sale and Administration Agreement and the CARAT Indenture Trustee under the CARAT Indenture, none of GMAC, the Seller or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property and Second Step Purchased Property, as applicable. None of GMAC, the Seller or the Issuer has authorized the filing of, or is aware of, any financing statements against GMAC, the Seller or the Issuer that include a description of collateral covering any of the COLT 2007-SN1 Secured Notes and the other First Step Purchased Property or Second Step Purchased Property, as applicable, other than the financing statements relating to the security interests granted to the Seller, the Issuer and the CARAT Indenture Trustee under the CARAT Basic Documents or any financing statement that has been terminated. None of GMAC, the Seller or the Issuer is aware of any judgment or tax lien filings or lien filings by the Pension Benefit Guaranty Corporation against GMAC, the Seller or the Issuer.

                                                                  EXECUTION COPY

                                                                      APPENDIX A

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                              PART I - DEFINITIONS

     All terms defined in this Appendix shall have the defined meanings when used in the CARAT Basic Documents, unless otherwise defined therein.

     Account Holder: A bank or trust company whose short-term unsecured debt obligations have the Required Deposit Rating that holds one or more of the Designated Accounts.

     Act: An Act as specified in Section 11.3(a) of the CARAT Indenture.

     Administration Fee: With respect to a Distribution Date, the basic fee payable to the Trust Administrator for administration services rendered during the related Monthly Period, which shall be equal to one-twelfth (1/12th) of the Administration Fee Rate multiplied by the Aggregate Secured Note Principal Balance of all COLT 2007-SN1 Secured Notes held by the Trust as of the opening of business on the first day of such Monthly Period (or, for the first Distribution Date, the Administration Fee Rate multiplied by a fraction, the numerator of which is 61 and the denominator of which is 360, multiplied by the Aggregate Secured Note Principal Balance as of the Series 2007-SN1 Closing
Date).

     Administration Fee Rate: 0.01% per annum.

     Administrative Purchase Payment: with respect to an Administrative Secured Note, an amount equal to the Secured Note Principal Balance, plus accrued interest calculated at the COLT 2007-SN1 Secured Note Rate, determined as of the close of business on the last day of the Monthly Period prior to the Monthly Period as of which the Trust Administrator is required to (or, if earlier, elects to) purchase such Administrative Secured Note.

     Administrative Secured Note: A COLT 2007-SN1 Secured Note that the Trust Administrator is required to purchase pursuant to Section 3.04 of the Pooling and Administration Agreement or that the Trust Administrator has elected to repurchase pursuant to Section 8.01(a) of the CARAT Trust Sale and Administration Agreement.

     Affected Party: As defined in the Interest Rate Swap.

     Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agency Office: The office of the Issuer maintained pursuant to Section 3.2 of the CARAT Indenture.

     Aggregate ABS Value: As defined in Exhibit A of the COLT Servicing
Agreement.

     Aggregate Class Interest Distributable Amounts: The Aggregate Class A Interest Distributable Amount, the Aggregate Class B Interest Distributable Amount and the Aggregate Class C Interest Distributable Amount, as the context requires.

     Aggregate Class A Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) the aggregate of the Note Class Interest Distributable Amount for each class of the Class A Notes as of such Distribution Date and (ii) the Class A Interest Carryover Shortfall as of the close of business on the preceding Distribution Date.

     Aggregate Class B Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) the Note Class Interest Distributable Amount for the Class B Notes as of such Distribution Date and (ii) the Class B Interest Carryover Shortfall as of the close of business on the preceding Distribution Date.

     Aggregate Class C Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) the Note Class Interest Distributable Amount for the Class C Notes as of such Distribution Date and (ii) the Class C Interest Carryover Shortfall as of the close of business on the preceding Distribution Date.

     Aggregate Class D Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) the Note Class Interest Distributable Amount for the Class D Notes as of such Distribution Date and (ii) the Class D Interest Carryover Shortfall as of the close of business on the preceding Distribution Date.

     Aggregate Initial ABS Value: As defined in Exhibit A of the COLT Servicing Agreement.

     Aggregate Noteholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) the Aggregate Class A Interest Distributable Amount as of such Distribution Date, (ii) the Aggregate Class B Interest Distributable Amount as of such Distribution Date, (iii) the Aggregate Class C Interest Distributable Amount as of such Distribution Date, and (iv) the Aggregate Class D Interest Distributable Amount as of such Distribution Date.

     Aggregate Noteholders' Principal Distributable Amount: With respect to any Distribution Date, the sum of (i) the Noteholders' Regular Principal Distributable Amount as of such Distribution Date, (ii) the Aggregate Noteholders' Priority Principal Distributable Amount as of such Distribution Date, (iii) the Noteholders' Additional Principal Distributable Amount, and (iv) the Mandatory Prepayment Amount.

     Aggregate Noteholders' Priority Principal Distributable Amount: With respect to any Distribution Date, the sum of (i) the First Priority Principal Distributable Amount, (ii) the Second Priority Principal Distributable Amount, and (iii) the Third Priority Principal Distributable Amount, each as of such Distribution Date.

     Aggregate Note Principal Balance: With respect to the close of business on a Distribution Date, the sum of the Note Principal Balances for all classes of CARAT 2007-SN1 Notes.

     Aggregate Overcollateralization Amount: $193,751,486.50 which is the excess of the Aggregate Initial ABS Value over the initial Aggregate Note Principal Balance.

     Aggregate Residual Losses: As defined in Exhibit A of the COLT Servicing Agreement.

     Aggregate Secured Note Principal Balance: As defined in Exhibit A of the COLT Servicing Agreement.

     Annual Statement of Compliance: The Officer's Certificate required to be delivered by the Issuer, pursuant to Section 3.9 of the CARAT Indenture or the officer's certificate required to be delivered by the Trust Administrator pursuant to Section 4.01(a) of the Trust Sale and Administration Agreement, as applicable.

     Applicable CARAT Trustee: So long as the Aggregate Note Principal Balance is greater than zero and the CARAT Indenture has not been discharged in accordance with its terms, the CARAT Indenture Trustee, and thereafter, the CARAT Owner Trustee.

     Authorized Officer: With respect to the Issuer, any officer or agent acting under power of attorney of the CARAT Owner Trustee who is authorized to act for the CARAT Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the CARAT Owner Trustee to the CARAT Indenture Trustee on the Series 2007-SN1 Closing Date (as such list may be modified or supplemented from time to time thereafter) or the power of attorney and, so long as the Trust Sale and Administration Agreement is in effect, any officer of the Trust Administrator who is authorized to act for the Trust Administrator in matters relating to the Issuer and to be acted upon by the Trust Administrator pursuant to the Trust Sale and Administration Agreement and who is identified on the list of Authorized Officers delivered by the Trust Administrator to the CARAT Indenture Trustee on the Series 2007-SN1 Closing Date (as such list may be modified or supplemented from time to time thereafter).

     Bankruptcy Code: Title 11 of the United States Code, as the same may be amended from time to time.

     Basic Servicing Fee: As defined in Exhibit A of the COLT Servicing
Agreement.

     Basic Servicing Fee Rate: 1.00% per annum.

     Benefit Plan: Any of (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of investment by an employee benefit plan or a plan in such entity.

     Book Entry Notes: A beneficial interest in the CARAT 2007-SN1 Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the CARAT Indenture.

     Business Day: Any day other than a Saturday, a Sunday or any other day on which banks in Wilmington Delaware; New York, New York; Detroit, Michigan or Chicago, Illinois, and with respect to LIBOR, London, England may, or are required to, remain closed.

     CARAT 2007-SN1 Certificate: Any one of the CARAT 2007-SN1 Asset Backed Certificates executed by the Trust and authenticated by the CARAT Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

     CARAT 2007-SN1 Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Act.

     CARAT 2007-SN1 Certificateholder: A Person in whose name a CARAT 2007-SN1 Certificate is registered pursuant to the terms of the Trust Agreement.

     CARAT 2007-SN1 Certificate Owner: If the CARAT 2007-SN1 Certificate is delivered as a book-entry certificate pursuant to Section 3.4(c) of the Trust Agreement, the Person who is the beneficial owner of such book-entry certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     CARAT 2007-SN1 Noteholders: Holders of record of the CARAT 2007-SN1 Notes pursuant to the CARAT Indenture and with respect to any class of CARAT 2007-SN1 Notes, holders of record of such class of CARAT 2007-SN1 Notes pursuant to the CARAT Indenture.

     CARAT 2007-SN1 Notes: The Class A-1 Notes, the Class A-2 Notes the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes issued by the Trust pursuant to the CARAT Indenture.

     CARAT Basic Documents: The CARAT 2007-SN1 Certificate of Trust, the Trust Agreement, the Pooling and Administration Agreement (including the First Step Secured Notes Assignment), the Trust Sale and Administration Agreement (including the Second Step Secured Notes Assignment), the Triparty Agreement, the CARAT Indenture, any Interest Rate Swap, the Swap Counterparty Rights Agreement, the Note Depository Agreement, the CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates.

     CARAT Collection Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(i) of the Trust Sale and Administration Agreement.

     CARAT Event of Default: An event described in Section 5.1 of the CARAT Indenture.

     CARAT Event of Default Proceeds: As defined in Section 8.01(b) of the Trust Sale and Administration Agreement.

     CARAT Event of Default Sale: As defined in Section 8.01(b) of the Trust Sale and Administration Agreement.

     CARAT Indenture: The CARAT Indenture, dated as of the Series 2007-SN1 Closing Date, between the Issuer and the CARAT Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     CARAT Indenture Trustee: The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States, not in its individual capacity but solely as trustee under the CARAT Indenture, or any successor thereto.

     CARAT Owner Trust Estate: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Trust Sale and Administration Agreement, all funds on deposit from time to time in the CARAT Collection Account and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the CARAT Owner Trustee and the Trust pursuant to the Trust Sale and Administration Agreement.

     CARAT Owner Trustee: Deutsche Bank Trust Company Delaware, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Trust Agreement, or any successor thereto.

     CARAT Trust Estate: All money, instruments, rights and other property that are subject or intended to be subject to the Lien of the CARAT Indenture for the benefit of the Secured Parties (including all property and interests Granted to the CARAT Indenture Trustee), including all proceeds thereof, pledged to the CARAT Indenture Trustee pursuant to the CARAT Indenture.

     CARI: Capital Auto Receivables LLC, a Delaware limited liability company formerly known as Capital Auto Receivables, Inc.

     Certificate Distribution Account: The account, if applicable, designated as such, established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

     Certificate of Trust: The certificate of trust of the Trust substantially in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to
Section 3810(a) of the Statutory Trust Act.

     Certificate Register: The register of CARAT 2007-SN1 Certificates specified in Section 3.4 of the Trust Agreement.

     Certificate Registrar: The registrar at any time of the Certificate Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

     Certificateholder: A Person in whose name a CARAT 2007-SN1 Certificate is registered pursuant to the terms of the Trust Agreement.

     Class A Interest Carryover Shortfall: With respect to any Distribution Date, as of the close of business on such Distribution Date, the excess of (i) the Aggregate Class A Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such Distribution Date in respect of interest for the Class A Notes.

     Class A Notes: Collectively, the Class A-1a Notes, the Class A-1b Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4 Notes.

     Class A-1 Notes: Collectively, the Class A-1a Notes and the Class A-1b
Notes.

     Class A-1a Notes: The 5.366% Asset Backed Notes, Class A-1a in the initial aggregate principal balance of $315,000,000 issued pursuant to the CARAT Indenture.

     Class A-1b Notes: The LIBOR + 0.00% Asset Backed Notes, Class A-1b in the initial aggregate principal balance of $100,000,000 issued pursuant to the CARAT Indenture.

     Class A-2 Notes: Collectively, the Class A-2a Notes and the Class A-2b
Notes.

     Class A-2a Notes: The 5.40% Asset Backed Notes, Class A-2a in the initial aggregate principal balance of $175,000,000 issued pursuant to the CARAT Indenture.

     Class A-2b Notes: The LIBOR + 0.03% Asset Backed Notes, Class A-2b in the initial aggregate principal balance of $480,000,000 issued pursuant to the CARAT Indenture.

     Class A-3 Notes: collectively, the Class A-3a Notes and the Class A-3b
Notes.

     Class A-3a Notes: The 5.38% Asset Backed Notes, Class A-3a in the initial aggregate principal balance of $140,000,000 issued pursuant to the CARAT Indenture.

     Class A-3b Notes: The LIBOR + 0.06% Asset Backed Notes, Class A-3b in the initial aggregate principal balance of $520,000,000 issued pursuant to the CARAT Indenture.

     Class A-4 Notes: The LIBOR + 0.10% Asset Backed Notes, Class A-4 in the initial aggregate principal balance of $405,007,000 issued pursuant to the CARAT Indenture.

     Class B Interest Carryover Shortfall: With respect to any Distribution Date, as of the close of business on such Distribution Date, the excess of (i) the Aggregate Class B Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such current Distribution Date in respect of interest for the Class B Notes.

     Class B Notes: The 5.52% Asset Backed Notes, Class B in the initial aggregate principal balance of $56,250,000 issued pursuant to the CARAT Indenture.

     Class C Interest Carryover Shortfall: With respect to any Distribution Date, as of the close of business on such Distribution Date, the excess of (i) the Aggregate Class C Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such current Distribution Date in respect of interest for the Class C Notes.

     Class C Notes: The 5.73% Asset Backed Notes, Class C in the initial aggregate principal balance of $55,000,000 issued pursuant to the CARAT Indenture.

     Class D Interest Carryover Shortfall: With respect to any Distribution Date, as of the close of business on such Distribution Date, the excess of (i) the Aggregate Class D Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such current Distribution Date in respect of interest for the Class D Notes.

     Class D Notes: The 6.05% Asset Backed Notes, Class D in the initial aggregate principal balance of $60,000,000 issued pursuant to the CARAT Indenture.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     Clearstream: Clearstream, Luxembourg, societe anonyme (formerly known as Cedelbank), a corporation organized under the laws of the Duchy of Luxembourg.

     Closing Date: June 7, 2007

     Code: The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

     Collateral: The collateral specified in the Granting Clause of the CARAT Indenture.

     COLT: The trust created on December 13, 2006 by the Declaration of Trust known as the "Central Originating Lease Trust," "COLT" or "C.O.L. Trust," a Delaware statutory trust.

     COLT 2007-SN1 Basic Documents: As defined in Exhibit A of the COLT Servicing Agreement.

     COLT 2007-SN1 Secured Note Rate: As defined in Exhibit A of the COLT Servicing Agreement.

     COLT 2007-SN1 Secured Notes: The COLT 2007-SN1 Secured Notes issued by COLT and listed on the Schedule of COLT 2007-SN1 Secured Notes.

     COLT 2007-SN1 Trust Estate: As defined in Exhibit A of the COLT Servicing Agreement.

     COLT Indenture: The COLT 2007-SN1 Indenture, dated as of the Series 2007-SN1 Closing Date, between COLT and the COLT Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     COLT Indenture Trustee: The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States, not in its individual capacity but solely as trustee under the COLT Indenture, or any successor thereto.

     COLT Owner Trustee: Deutsche Bank Trust Company Delaware, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Declaration of Trust, or any successor thereto.

     COLT Pull Ahead Funding Agreement: As defined in Exhibit A of the COLT Servicing Agreement.

     COLT Sale and Contribution Agreement: The COLT 2007-SN1 Sale and Contribution Agreement, dated as of the Series 2007-SN1 Closing Date, between COLT and GMAC, as the Seller, as the same may be amended, supplemented or otherwise modified from time to time.

     COLT Servicing Agreement: The COLT 2007-SN1 Servicing Agreement, dated as of the Series 2007-SN1 Closing Date, between COLT and GMAC, as Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

     Commission: The Securities and Exchange Commission.

     Contingent Interest Rate Swap: Each interest rate swap agreement, including the schedule and confirmation related thereto, between GMAC and the Trust, as executed and delivered on the Series 2007-SN1 Closing Date, as the same may become effective as provided in the Triparty Agreement or be amended, supplemented, renewed, extended or replaced from time to time.

     Controlling Class: Shall be (a) so long as any Class A Notes are outstanding, the Class A Notes, (b) if the Class A Notes are no longer outstanding but any Class B Notes are outstanding, the Class B Notes, (c) if the Class A Notes and the Class B Notes are no longer outstanding but any Class C Notes are outstanding, the Class C Notes, and (d) if the Class A Notes, the Class B Notes and the Class C Notes are no longer outstanding but any Class D Notes are outstanding, the Class D Notes.

     Corporate Trust Office: With respect to the CARAT Indenture Trustee or the CARAT Owner Trustee, the principal office at which at any particular time the corporate trust business of the CARAT Indenture Trustee or CARAT Owner Trustee, respectively, shall be administered, which offices at the Series 2007-SN1 Closing Date are located, in the case of the CARAT Indenture Trustee, at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attn: Asset-Backed Securities, and in the case of the CARAT Owner Trustee, at Deutsche Bank Trust Company Delaware, 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266, Attn:
Corporate Trust Department.

     Customary Servicing Practices: The customary servicing practices, procedures and policies utilized by the Servicer with respect to automotive leases that it services for itself and others, as such practices, procedures and policies may be changed from time to time.

     Cutoff Date: As defined in Exhibit A of the COLT Servicing Agreement.

     DBRS: DBRS Inc., or any successor thereto.

     Dealer: As defined in Exhibit I to the Declaration.

     Dealer Agreement: An existing agreement between GMAC and a Dealer with respect to a Series 2007-SN1 Lease Asset.

     Declaration of Trust or Declaration: The Declaration of Trust by Deutsche Bank Trust Company Delaware, as COLT Owner Trustee, dated as of December 13, 2006, acknowledged, accepted and agreed to by Central Originating Lease, LLC, as the same may be amended, supplemented or otherwise modified from time to time.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, an CARAT Event of Default.

     Defaulting Party: As defined in the Interest Rate Swap.

     Definitive Notes: The CARAT 2007-SN1 Notes issued in the form of definitive notes pursuant to Section 2.12 or Section 2.15 of the CARAT Indenture.

     Designated Account Property: The Designated Accounts, all cash, investments, Financial Assets, securities and investment property held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, Uncertificated Securities or otherwise) and all proceeds of the foregoing but excluding all Investment Earnings thereon.

     Designated Accounts: The CARAT Collection Account and the Note Distribution Account, collectively.

     Determination Date: The 10th day of each calendar month, or if such 10th day is not a Business Day, the next succeeding Business Day.

     Distribution Date: With respect to a Monthly Period, the 15th day of the next succeeding calendar month or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing June 15, 2007.

     Early Termination Date: As defined in each Interest Rate Swap.

     Eligible Deposit Account: Either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     Eligible Institution: Either (i) the corporate trust department of the CARAT Indenture Trustee or the CARAT Owner Trustee or (ii) a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies or (2) a short-term unsecured debt rating or certificate of deposit acceptable to the Rating Agencies and (B) whose deposits are insured by the FDIC.

     Eligible Investments: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

          (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

          (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

          (iv) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby (including funds for which the CARAT Indenture Trustee or the CARAT Owner Trustee or any of their respective Affiliates is investment manager or advisor, so long as such fund shall have such rating);

          (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

          (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company (x) the deposits of which are insured by FDIC or (y) the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, the collateral for which is held by a custodial bank for the benefit of the Trust or the CARAT Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which is required to be liquidated immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

          (vii) (solely in the case of the Reserve Account), the Class A-1
Notes;

          (viii) commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations; and

          (ix) any other investment permitted by each of the Rating Agencies;

          in each case, unless otherwise permitted by the Rating Agencies, maturing (A) not later than the Business Day immediately preceding the next Distribution Date or (B) on such next Distribution Date if either (x) such investment is issued by the institution with which the Note Distribution Account is then maintained or (y) the CARAT Indenture Trustee (so long as the short-term unsecured debt obligations of the CARAT Indenture Trustee are rated at least F1 by Fitch, A-1 by S&P and R-1 by DBRS on the date such investment is made) shall advance funds on such Distribution Date to the Note Distribution Account in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on the CARAT 2007-SN1 Notes on such Distribution Date. The provisions in clauses (ii), (iii), (iv),
(vi) and (vii) above requiring that certain investments be rated in the highest investment category granted by each Rating Agency require such rating from S&P and, if Fitch or DBRS is then rating such investment, from Fitch and DBRS, respectively. For purposes of the foregoing, unless the CARAT Indenture Trustee objects at the time an investment is made, the CARAT Indenture Trustee shall be deemed to have agreed to make such advance with respect to such investment.

     Entitlement Holder: Has the meaning given such term in Section 8-102(a)(7) of the New York UCC.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Affiliate: As defined in Exhibit A of the COLT Servicing Agreement.

     Euroclear: Euroclear Bank SA/NV, Brussels office, as operator of the Euroclear system.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Exchange Date: As defined in Section 2.1(b) of the CARAT Indenture.

     Event of Default Sale Notice: As defined in Section 5.4 of the CARAT Indenture.

     Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     Expenses: The expenses described in Section 6.9 of the Trust Agreement.

     FDIC: Federal Deposit Insurance Corporation or any successor agency.

     Final Scheduled Distribution Date: With respect to any CARAT 2007-SN1 Notes, the Distribution Date in the month and year set forth below opposite such CARAT 2007-SN1 Notes:

     Class A-1a Notes: June 16, 2008;
     Class A-1b Notes: June 16, 2008;
     Class A-2a Notes: October 15, 2009
     Class A-2b Notes: October 15, 2009;
     Class A-3a Notes: July 15, 2010
     Class A-3b Notes: July 15, 2010
     Class A-4 Notes:  February 15, 2011
     Class B Notes:    March 15, 2011;
     Class C Notes:    March 15, 2011; and
     Class D Notes:    January 17, 2012.

     Financial Asset: Has the meaning given such term in Article 8 of the New York UCC. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Article 8 of the New York UCC) holding such Security Entitlement has the rights and property interest specified in Article 8 of the New York UCC.

     Financial Parties: The CARAT 2007-SN1 Noteholders, the CARAT 2007-SN1 Certificateholders and, so long as any Interest Rate Swaps are in effect, the Swap Counterparty.

     First Priority Principal Distributable Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of (i) the aggregate Note Principal Balance of the Class A Notes as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes on such preceding Distribution Date) (or with respect to the first Distribution Date, on the Series 2007-SN1 Closing Date) over (ii) the Aggregate ABS Value at the close of business on the last day of the related Monthly Period.

     First Step Purchased Property: As defined in Section 2.1 of the Pooling and Administration Agreement.

     First Step Secured Notes Assignment: As defined in Section 2.2 of the Pooling and Administration Agreement.

     Fitch: Fitch, Inc., or any successor thereto.

     Fixed Rate Notes: Collectively, the Class A-1a Notes, the Class A-2a Notes, the Class A-3a Notes, the Class B Notes, the Class C Notes and the Class D Notes.

     Floating Rate Notes: Collectively, the Class A-1b Notes, the Class A-2b Notes, the Class A-3b Notes and the Class A-4 Notes.

     Further Transfer and Administration Agreements: As defined in the recitals to the Pooling and Administration Agreement.

     General Motors: General Motors Corporation, a Delaware corporation.

     GMAC: GMAC LLC, a Delaware limited liability company formerly known as General Motors Acceptance Corporation.

     GMAC Interest Rate Swap: Each interest rate swap agreement, including the schedule and confirmation related thereto, between GMAC and the Swap Counterparty in effect on the Series 2007-SN1 Closing Date, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

     Grant: To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon, a security interest in and right of set-off against, deposit, set over and confirm pursuant to the CARAT Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Holder: The Person in whose name a CARAT 2007-SN1 Note or CARAT 2007-SN1 Certificate is registered on the Note Register or the Certificate Register, as applicable.

     Indemnified Parties: The Persons specified in Section 6.9 of the Trust Agreement.

     Independent: When used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the CARAT 2007-SN1 Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate: A certificate or opinion to be delivered to the CARAT Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the CARAT Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the CARAT Indenture Trustee in the exercise of reasonable care, and stating that the signer has read the definition of "Independent" in the CARAT Indenture and that the signer is Independent within the meaning thereof.

     Initial Aggregate Secured Note Principal Balance: $2,325,007,063.65.

     Intercompany Advance Agreement: The CARI Intercompany Advance Agreement dated as of March 25, 2004, between CARI and GMAC, as amended and supplemented from time to time.

     Intercompany Note: The Intercompany Note issued by CARI to GMAC under the Intercompany Advance Agreement.

     Interest Rate: With respect to each class of CARAT 2007-SN1 Notes, the per annum rate set forth below:

     Class A-1a Notes: 5.366%
     Class A-1b Notes: LIBOR +0.00%
     Class A-2a Notes: 5.40%
     Class A-2b Notes: LIBOR + 0.03%
     Class A-3a Notes: 5.38%
     Class A-3b Notes: LIBOR + 0.06%
     Class A-4 Notes:  LIBOR + 0.10%
     Class B Notes:    5.52%
     Class C Notes:    5.73%
     Class D Notes:    6.05%

     Interest Rate Swap: Each interest rate swap agreement, including all schedules and confirmations related thereto, between the Issuer and the Swap Counterparty, in effect on the Series 2007-SN1 Closing Date, as the same may be amended, supplemented, renewed, extended or replaced from time to time. From and after the date, if any, on which any Contingent Interest Rate Swaps become effective as provided in the Triparty Agreement, each shall constitute an "Interest Rate Swap" for all purposes under the CARAT Basic Documents.

     Interested Parties: As defined in the recitals to the Pooling and Administration Agreement.

     Investment Company Act: The Investment Company Act of 1940, as the same may be amended from time to time.

     Investment Earnings: Investment earnings on funds deposited in the Designated Accounts and the Certificate Distribution Account, net of losses and investment expenses.

     Issuer: The party named as such in the Trust Sale and Administration Agreement and in the CARAT Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the CARAT 2007-SN1 Notes.

     Issuer Order: A written order signed in the name of the Issuer by any one of its Authorized Officers and delivered to the CARAT Indenture Trustee.

     Issuer Request: A written request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the CARAT Indenture Trustee.

     Lease: Any automobile and light truck lease sold, assigned, transferred or conveyed to COLT, including all other agreements related thereto and all rights and obligations thereunder.

     Lease Asset: A Lease and the Vehicle related thereto.

     Lessee: With respect to any Series 2007-SN1 Lease Asset, the lessee or the co-lessees of the Vehicle and any guarantor of the Lease comprising such Lease Asset.

     LIBOR: With respect to the initial Distribution Date, 5.32%; with respect to each Distribution Date other than the initial Distribution Date, the rate for deposits in U.S. Dollars for a period of one month which appears on Reuters Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two Business Days prior to the preceding Distribution Date. If such rate does not appear on that date on Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the CARAT Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

     Lien: Any security interest, lien, charge, pledge, equity, encumbrance or adverse claim of any kind other than tax liens, mechanics' liens and any liens that attach by operation of law.

     Mandatory Prepayment Amount: As defined in Section 4.05(b)(xi) of the Trust Sale and Administration Agreement.

     Monthly Lease Payment: As defined in Exhibit A of the COLT Servicing Agreement.

     Monthly Payment Advance: As defined in Exhibit A of the COLT Servicing Agreement.

     Monthly Period: Each calendar month (or, in the case of the first Monthly Period, the period from and including the Series 2007-SN1 Closing Date to and including May 31, 2007). With respect to any Distribution Date, the "related Monthly Period" is the Monthly Period preceding the calendar month in which such Distribution Date occurs.

     New York UCC: The UCC as in effect on the Series 2007-SN1 Closing Date in the State of New York, and as it may be amended from time to time.

     Note Class Interest Distributable Amount: With respect to any class of CARAT 2007-SN1 Notes and any Distribution Date, the product of (i) the outstanding principal balance of such class of CARAT 2007-SN1 Notes as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance of such class of CARAT 2007-SN1 Notes on the Series 2007-SN1 Closing Date) and (ii) in the case of (a) the Fixed Rate Notes (other than the Class A-1 Notes), one-twelfth of the Interest Rate for such class (or, in the case of the first Distribution Date, the Interest Rate for such class, multiplied by a fraction, the numerator of which is 61 and the denominator of which is 360) and (b) the Floating Rate Notes and the Class A-1 Notes, the product of the Interest Rate for such class of CARAT 2007-SN1 Notes for such Distribution Date and a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Series 2007-SN1 Closing Date), to but excluding that Distribution Date and the denominator of which is 360.

     Note Depository: The depository from time to time selected by the CARAT Indenture Trustee on behalf of the Trust in whose name the CARAT 2007-SN1 Notes are registered prior to the issue of Definitive Notes. The first Note Depository shall be Cede & Co., the nominee of the initial Clearing Agency.

     Note Depository Agreement: The agreement, dated as of the Series 2007-SN1 Closing Date, between the Issuer and The Depository Trust Company, as the initial Clearing Agency relating to the CARAT 2007-SN1 Notes, substantially in the form of Exhibit B to the CARAT Indenture, as the same may be amended and supplemented from time to time.

     Note Distribution Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(ii) of the Trust Sale and Administration Agreement.

     Note Owner: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

     Note Pool Factor: With respect to any class of CARAT 2007-SN1 Notes and any Distribution Date, an amount expressed to the seventh decimal place and computed by the Trust Administrator which is equal to the Note Principal Balance for such class as of the close of business on such Distribution Date divided by the initial Note Principal Balance for such class.

     Note Principal Balance: With respect to any class of the CARAT 2007-SN1 Notes and any Distribution Date, the initial aggregate principal balance of such class of the CARAT 2007-SN1 Notes, reduced by all previous payments to the CARAT 2007-SN1 Noteholders of such class in respect of principal of such CARAT 2007-SN1 Notes.

     Note Register: With respect to any class of the CARAT 2007-SN1 Notes, the register of such CARAT 2007-SN1 Notes specified in Section 2.4 of the CARAT Indenture.

     Note Registrar: The registrar at any time of the Note Register, appointed pursuant to Section 2.4 of the CARAT Indenture.

     Noteholders' Interest Distributable Amount: For any Distribution Date, the Aggregate Class Interest Distributable Amount for the Controlling Class.

     Noteholders' Additional Principal Distributable Amount: For any Distribution Date, the lesser of:

          (A) the Aggregate Note Principal Balance as of the close of the immediately preceding Distribution Date or in the case of the first Distribution Date, the Aggregate Note Principal Balance on the Series 2007-SN1 Closing Date; and

          (B) the excess, if any, of (i) the Aggregate Note Principal Balance on such Distribution Date (after giving effect to any Noteholders Regular Principal Distributable Amount with respect to such Distribution Date), over (ii) the result of the Aggregate ABS Value at the close of business on the last day of the related Monthly Period, minus the Target Aggregate Overcollateralization Amount.

     Noteholders' Regular Principal Distributable Amount: For any Distribution Date, the lesser of:

          (A) the Aggregate Note Principal Balance as of the close of the immediately preceding Distribution Date or in the case of the first Distribution Date, the Aggregate Note Principal Balance on the Series 2007-SN1 Closing Date; and

          (B) the excess, if any, of (i) the Aggregate Note Principal Balance on such Distribution Date (after giving effect to any Aggregate Noteholders Priority Principal Distributable Amount with respect to such Distribution Date), over (ii) the result of the Aggregate ABS Value at the close of business on the last day of the related Monthly Period, minus the sum of the Aggregate Overcollateralization Amount and the total of all amounts deposited in the Note Distribution Account on all prior Distribution Dates, if any, pursuant to clause
(xiii) of Section 4.05 of the Trust Sale and Administration Agreement (or in the case of the first Distribution Date, $0.).

     Notwithstanding the foregoing, on the Final Scheduled Distribution Date for any class of the CARAT 2007-SN1 Notes, the Noteholders' Regular Principal Distributable Amount shall equal the greater of (i) the amount specified above and (ii) the excess of (x) the Note Principal Balance of such class of CARAT 2007-SN1 Notes as of the close of business on the preceding Distribution Date, over (y) the Aggregate Noteholders' Priority Principal Distributable Amount allocable to such class on such Distribution Date in accordance with the priorities specified in Section 8.2(c) of the CARAT Indenture.

     Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the CARAT Indenture, and delivered to the CARAT Indenture Trustee. Unless otherwise specified in the CARAT Indenture, any reference in the CARAT Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     Opinion of Counsel: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller or the Trust Administrator. In addition, for purposes of the CARAT Indenture: (i) such counsel shall be satisfactory to the CARAT Indenture Trustee; (ii) the opinion shall be addressed to the CARAT Indenture Trustee as Trustee; and (iii) the opinion shall comply with any applicable requirements of Section 11.1 of the CARAT Indenture and shall be in form and substance satisfactory to the CARAT Indenture Trustee.

     Optional Purchase Date: As defined in Section 8.01(a) of the Trust Sale and Administration Agreement.

     Optional Purchase Percentage: 2%.

     Outstanding: With respect to the CARAT 2007-SN1 Notes, as of any date of determination, all CARAT 2007-SN1 Notes theretofore authenticated and delivered under the CARAT Indenture except:

          (i) CARAT 2007-SN1 Notes theretofore cancelled by the CARAT Indenture Trustee or delivered to the CARAT Indenture Trustee for cancellation;

          (ii) CARAT 2007-SN1 Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the CARAT Indenture Trustee or any Paying Agent in trust for the Holders of such CARAT 2007-SN1 Notes; provided, however, that if such CARAT 2007-SN1 Notes are to be redeemed, notice of such redemption has been duly given pursuant to the CARAT Indenture or provision therefor, satisfactory to the CARAT Indenture Trustee, has been made; and

          (iii) CARAT 2007-SN1 Notes in exchange for or in lieu of other CARAT 2007-SN1 Notes which have been authenticated and delivered pursuant to the CARAT Indenture unless proof satisfactory to the CARAT Indenture Trustee is presented that any such CARAT 2007-SN1 Notes are held by a Protected Purchaser;

     provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the CARAT 2007-SN1 Notes or of the Controlling Class have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any CARAT Basic Document, CARAT 2007-SN1 Notes both legally and beneficially owned by the Issuer, any other obligor upon the CARAT 2007-SN1 Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the CARAT Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only CARAT 2007-SN1 Notes that the CARAT Indenture Trustee knows to be so owned shall be so disregarded. CARAT 2007-SN1 Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the CARAT Indenture Trustee the pledgor's right so to act with respect to such CARAT 2007-SN1 Notes and that the pledgee is not the Issuer, any other obligor upon the CARAT 2007-SN1 Notes, the Seller or any Affiliate of any of the foregoing Persons.

     Outstanding Amount: As of any date, the aggregate principal amount of all CARAT 2007-SN1 Notes or a class of CARAT 2007-SN1 Notes, as applicable, Outstanding at such date.

     Owner: As defined in Section 1.02 of the Pooling and Administration Agreement.

     Paying Agent: With respect to the CARAT Indenture, the CARAT Indenture Trustee or any other Person that meets the eligibility standards for the CARAT Indenture Trustee specified in Section 6.11 of the CARAT Indenture and is authorized by the Issuer to make the payments to and distributions from the CARAT Collection Account and the Note Distribution Account, including payment of principal of or interest on the CARAT 2007-SN1 Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the CARAT Owner Trustee specified in Section 6.13 of the Trust Agreement. The initial Paying Agent under the CARAT Indenture shall be the CARAT Indenture Trustee.

     Pension Plan: A "pension plan" as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than any "multiemployer plan" as such term is defined in Section 4001(a)(3) of ERISA) and to which GMAC or any ERISA Affiliate may have any liability.

     Perfection Representations: The representations, warranties and covenants set forth in Appendix C to the Trust Sale and Administration Agreement.

     Permanent Regulation S Global Class A-1 Notes: As defined in Section 2.1(b) of the CARAT Indenture.

     Person: Any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property: (i) Bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(47) of the New York UCC and are susceptible of physical delivery and (ii) Security Certificates.

     Pooling and Administration Agreement: The Pooling and Administration Agreement, dated as of the Series 2007-SN1 Closing Date, between GMAC and the Seller, as the same may be amended, supplemented or otherwise modified from time to time.

     Predecessor Note: With respect to any particular CARAT 2007-SN1 Note, every previous CARAT 2007-SN1 Note evidencing all or a portion of the same debt as that evidenced by such particular CARAT 2007-SN1 Note; and, for the purpose of this definition, any CARAT 2007-SN1 Note authenticated and delivered under
Section 2.5 of the CARAT Indenture in lieu of a mutilated, lost, destroyed or stolen CARAT 2007-SN1 Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen CARAT 2007-SN1 Note.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Protected Purchaser: As defined in Exhibit A of the COLT Servicing
Agreement.

     Pull Ahead Lease Asset: As defined in Exhibit A of the COLT Servicing Agreement.

     Pull Ahead Payment: As defined in Exhibit A of the COLT Servicing
Agreement.

     Rated Notes: With respect to the COLT 2007-SN1 Secured Notes, each class of notes secured by an interest in the COLT 2007-SN1 Secured Notes which has been rated by a Rating Agency at the request of the Servicer.

     Rating Agencies: As of any date, the nationally recognized statistical rating organizations requested by the Seller to provide ratings on the CARAT 2007-SN1 Notes or the CARAT 2007-SN1 Certificates, which are rating the CARAT 2007-SN1 Notes or the CARAT 2007-SN1 Certificates on such date.

     Rating Agency Condition: With respect to any action, the condition that each Rating Agency shall have been given at least 10 days prior notice thereof and that each of the Rating Agencies (except for Fitch) shall have notified the Seller, the Trust Administrator, the Issuer and the CARAT Indenture Trustee in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the CARAT 2007-SN1 Notes.

     Record Date: With respect to (i) the CARAT 2007-SN1 Notes and with respect to any Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Notes are issued for any class of CARAT 2007-SN1 Notes, with respect to such class of CARAT 2007-SN1 Notes the last day of the preceding Monthly Period; and (ii) the CARAT 2007-SN1 Certificates and with respect to any Distribution Date, the close of business on the date immediately preceding such Distribution Date, or if Definitive Certificates are issued, the last day of the preceding Monthly Period.

     Redemption Date: As defined in Section 10.1 of the CARAT Indenture.

     Redemption Price: With respect to the CARAT 2007-SN1 Notes, the unpaid principal amount of such CARAT 2007-SN1 Notes, plus accrued and unpaid interest thereon.

     Reference Bank Rate: For any Distribution Date other than the initial Distribution Date, a rate determined on the basis of the rates at which deposits in United States dollars are offered by reference banks as of 11:00 a.m., London time, on the day that is two Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the then Note Principal Balance of the applicable class of the then outstanding Floating Rate Notes. The reference banks shall be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Seller. The CARAT Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the CARAT Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the then Note Principal Balance of the applicable class of the then outstanding Floating Rate Notes. If no quotation can be obtained, then the Reference Bank Rate will be the rate from the prior Distribution Date.

     Registered Holder: The Person in whose name a CARAT 2007-SN1 Note is registered on the Note Register on the applicable Record Date.

     Regulation AB: Subpart 229.1100: Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation regulations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
and as may be provided by the Commission or its staff from time to time.

     Report of Assessment of Compliance with Servicing Criteria: As defined in
Section 4.02(b) of the Trust Sale and Administration Agreement.

     Repurchase Event: As defined in Section 5.04 of the Pooling and Administration Agreement.

     Required Deposit Rating: A rating on short-term unsecured debt obligations of "A-1" by S&P and, if Fitch or DBRS is then rating such investment, "F1" by Fitch and "R-1" by DBRS, or otherwise acceptable to the Rating Agencies. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

     Reserve Account: As defined in Exhibit A of the COLT Servicing Agreement.

     Reserve Account Required Amount: As defined in Exhibit A of the COLT Servicing Agreement.

     Residual Advance: As defined in Exhibit A of the COLT Servicing Agreement.

     Responsible Officer: With respect to the CARAT Indenture Trustee or the CARAT Owner Trustee, any officer within the Corporate Trust Office of such trustee having direct responsibility for the administration of the CARAT Indenture or the Trust Agreement, respectively, or with respect to the CARAT Owner Trustee, any agent of the CARAT Owner Trustee acting under a power of attorney, and, with respect to the Trust Administrator, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Retained Certificates: The CARAT 2007-SN1 Certificates retained by the Seller pursuant to the Trust Agreement.

     Rule 144A: Rule 144A under the Securities Act.

     Rule 144A Global Class A-1 Notes: As defined in Section 2.1(b) of the CARAT Indenture.

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     Schedule of Secured Notes: The schedule of all COLT 2007-SN1 Secured Notes originally held as part of the Trust and on file at the locations listed on Exhibit A of the Trust Sale and Administration Agreement, as such schedule may be amended from time to time.

     Second Priority Principal Distributable Amount: With respect to any Distribution Date, an amount, not less than zero, equal to the difference between (i) the excess, if any, of (a) the Aggregate Note Principal Balance of the Class A Notes and the Class B Notes as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on such preceding Distribution Date) (or with respect to the first Distribution Date, on the Series 2007-SN1 Closing Date) over (b) the Aggregate ABS Value at the close of business on the last day of the related Monthly Period, and (ii) the First Priority Principal Distributable Amount, if any, with respect to such Distribution Date.

     Second Step Purchased Property: As defined in Section 2.01 of the Trust Sale and Administration Agreement.

     Second Step Secured Notes Assignment: As defined in Section 2.01 of the Trust Sale and Administration Agreement.

     Secretary of State: The Secretary of State of the State of Delaware.

     Secured Note Interest Distributable Amount: As defined in Exhibit A of the COLT Servicing Agreement.

     Secured Note Percentage: 93.00%.

     Secured Note Principal Balance: As defined in Exhibit A of the COLT Servicing Agreement.

     Secured Note Principal Distributable Amount: As defined in Exhibit A of the COLT Servicing Agreement.

     Secured Note Register: As defined in Exhibit A of the COLT Servicing Agreement.

     Secured Note Registrar: As defined in Exhibit A of the COLT Servicing Agreement.

     Secured Notes Purchase Price: The amount described in Section 2.2 of the Pooling and Administration Agreement.

     Secured Obligations: Obligations consisting of the principal of and interest on, and any other amounts owing in respect of, the CARAT 2007-SN1 Notes and Third Party Instruments, equally and ratably without prejudice, priority or distinction.

     Secured Parties: Each CARAT 2007-SN1 Noteholder.

     Securities: The CARAT 2007-SN1 Notes and the CARAT 2007-SN1 Certificates.

     Securities Act: The Securities Act of 1933, as amended.

     Securities Intermediary: As defined in Section 5.01(b)(i) of the Trust Sale and Administration Agreement.

     Security Certificate: Has the meaning given such term in Section 8-102(a)(16) of the New York UCC.

     Security Entitlement: Has the meaning given such term in Section 8-102(a)(17) of the New York UCC.

     Securityholder: A Holder of a CARAT 2007-SN1 Note or a CARAT 2007-SN1 Certificate.

     Seller: The Person executing the Trust Sale and Administration Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Administration Agreement.

     Senior Swap Termination Payments: Any termination payments payable by the Trust as a result of an Early Termination Date of the Interest Rate Swap relating to the Class A-1b Notes, Class A-2b Notes, the Class A-3b Notes or the Class A-4 Notes, as applicable, due to (i) a Tax Event or Illegality or (ii) any other Event of Default or Termination Event, unless, in the case of this clause
(ii), the applicable Swap Counterparty is the Defaulting Party or the sole Affected Party (unless otherwise indicated, terms used in the foregoing clauses
(i) and (ii) shall have the respective meanings given to such terms in the Interest Rate Swaps, as the context requires).

     Series 2007-SN1 Closing Date: As defined in Exhibit A of the COLT Servicing Agreement.

     Series 2007-SN1 Lease Assets Schedule: As defined in Section 2.19 of the COLT Servicing Agreement.

     Series 2007-SN1 Lease Assets: As defined in Exhibit A of the COLT Servicing Agreement.

     Series 2007-SN1 Leases: As defined in Exhibit A of the COLT Servicing Agreement.

     Servicer: GMAC, as servicer under the COLT Servicing Agreement, or any successor servicer under the COLT Servicing Agreement.

     Servicer's Certificate: As defined in Exhibit A of the COLT Servicing Agreement.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

     State: Any one of the 50 states of the United States of America or the District of Columbia.

     Stated Maturity: The date specified in each COLT 2007-SN1 Secured Note as the fixed date on which the principal of, and interest on, such COLT 2007-SN1 Secured Note is due and payable.

     Statutory Trust Act: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

     Subordinate Swap Termination Payments: Any termination payments other than Senior Swap Termination Payments payable by the Trust as a result of an Early Termination Date of the Interest Rate Swap relating to the Class A-1b Notes, the Class A-2b Notes, the Class A-3b Notes or the Class A-4 Notes, as applicable.

     Swap Counterparty: Citibank, N.A., as swap counterparty under each Interest Rate Swap, or any successor or replacement Swap Counterparty from time to time under each Interest Rate Swap.

     Swap Counterparty Rights Agreement: The Swap Counterparty Rights Agreement, dated as of the Series 2007-SN1 Closing Date, among the Swap Counterparty, the Issuer, GMAC, as Trust Administrator, the Seller, the CARAT Indenture Trustee, and the CARAT Owner Trustee, as amended and supplemented from time to time.

     Target Aggregate Overcollateralization Amount: $243,750,827.43.

     Temporary Notes: The Notes specified in Section 2.3 of the CARAT Indenture.

     Temporary Regulation S Global Class A-1 Notes: As defined in Section 2.1(b) of the CARAT Indenture.

     Third Party Instrument: Each Interest Rate Swap, each Contingent Interest Rate Swap and the Triparty Agreement.

     Third Priority Principal Distributable Amount: With respect to any Distribution Date, an amount, not less than zero, equal to the difference between (i) the excess, if any, of (a) the Aggregate Note Principal Balance of the Class A Notes, the Class B Notes and the Class C Notes as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes, the Class B Notes and the Class C Notes on such preceding Distribution Date) (or with respect to the first Distribution Date, on the Series 2007-SN1 Closing Date) over (b) the Aggregate ABS Value at the close of business on the last day of the related Monthly Period, and (ii) the sum of (a) the First Priority Principal Distributable Amount, if any, with respect to such Distribution Date and (b) the Second Priority Principal Distributable Amount, if any, with respect to such Distribution Date.

     Total Available Amount: With respect to any Distribution Date, the sum of:

          (i) amounts deposited into the CARAT Collection Account on or before such Distribution Date pursuant to Section 3.03(c)(iv) of the COLT Servicing Agreement;

          (ii) all collections on the COLT 2007-SN1 Secured Notes held by the Trust during the period from the last Distribution Date to but excluding the current Distribution Date;

          (iii) the amount, if any, paid by the Swap Counterparty to the Trust pursuant to any Interest Rate Swap;

          (iv) the Warranty Payment or the Administrative Purchase Payment for each COLT 2007-SN1 Secured Note that the Seller repurchased or the Trust Administrator purchased as of the last day of the related Monthly Period; and

          (v) if such Distribution Date is the Optional Purchase Date, all amounts deposited into the CARAT Collection Account by the Trust Administrator pursuant to Section 8.01(a) of the Trust Sale and Administration Agreement.

     Treasury Regulations: The regulations, including temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     Triparty Agreement: The Triparty Contingent Assignment Agreement, dated as of the Series 2007-SN1 Closing Date, including all schedules, and confirmations thereto, among the Trust, the Swap Counterparty and GMAC, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

     Trust: Capital Auto Receivables Asset Trust 2007-SN1, a Delaware statutory trust described in the Trust Agreement.

     Trust Administrator: The Person executing the Trust Sale and Administration Agreement as the Trust Administrator, or its successor in interest pursuant to
Section 6.02 of the Trust Sale and Administration Agreement.

     Trust Administrator Default: An event described in Section 7.01 of the Trust Sale and Administration Agreement.

     Trust Administrator's Accounting: A certificate, completed by and executed on behalf of the Trust Administrator, in accordance with Section 3.06 of the Pooling and Administration Agreement.

     Trust Agreement: The Trust Agreement, dated as of the Series 2007-SN1 Closing Date, between the Seller and the CARAT Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     Trust Indenture Act or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

     Trust Sale and Administration Agreement: The Trust Sale and Administration Agreement, dated as of the Series 2007-SN1 Closing Date, between the Seller, the Trust Administrator and the Trust, as the same may be amended, supplemented or otherwise modified from time to time.

     UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction from time to time.

     U.S. Person: Any person considered a "United States Person" under Section 770 (a)(30) of the Code.

     Unaffiliated Certificateholder: Any CARAT 2007-SN1 Certificateholder other than the Seller or an Affiliate of the Seller.

     Uncertificated Security: Has the meaning given to such term in Section 8-102(a)(18) of the New York UCC.

     VAULT: Vehicle Asset Universal Leasing Trust, a Delaware statutory trust created under the Statutory Trust Act pursuant to the VAULT Trust Agreement.

     VAULT Security Agreement: As defined in Exhibit A of the COLT Servicing Agreement.

     VAULT Trust Agreement: The Second Amended and Restated Trust and Servicing Agreement, dated as of March 25, 2004, between GMAC, as Servicer and Initial Beneficiary, and the VAULT Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     VAULT Trustee: The Bank of New York (Delaware), as successor to Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association), as trustee of VAULT under the VAULT Trust Agreement.

     Vehicle: As defined in Exhibit I to the Declaration.

     Voting Interests: The voting interests in the CARAT 2007-SN1 Certificates. Until such time, if any, as the Seller shall transfer any interest in the CARAT 2007-SN1 Certificates, the Seller shall hold 100% of the Voting Interests. Upon and after any such transfer, the Voting Interests shall be determined as provided in Section 3.4(b) of the Trust Agreement.

     Warranty Payment: With respect to each Warranty Secured Note, an amount equal to the Secured Note Principal Balance, plus accrued interest calculated at the COLT 2007-SN1 Secured Note Rate, determined as of the close of business on the last day of the Monthly Period prior to the Monthly Period as of which the Seller is required to (or, if earlier, elects to) repurchase such Warranty Secured Note.

     Warranty Purchaser: The Person described in Section 2.04 of the Trust Sale and Administration Agreement.

     Warranty Secured Note: A COLT 2007-SN1 Secured Note that the Warranty Purchaser has become obligated to repurchase pursuant to Section 2.04 of the Trust Sale and Administration Agreement.

                         PART II - RULES OF CONSTRUCTION

     (a) Accounting Terms. As used in this Appendix or the CARAT Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the CARAT Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the CARAT Basic Documents will control.

     (b) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any CARAT Basic Document will refer to this Appendix or such CARAT Basic Document as a whole and not to any particular provision of this Appendix or such CARAT Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any CARAT Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such CARAT Basic Document unless otherwise specified. The word "or" is not exclusive.

     (c) Reference to Distribution Dates. With respect to any Distribution Date, the "related Monthly Period," and the "related Record Date," will mean the Monthly Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Monthly Periods and Record Dates will be correlative to the foregoing relationships.

     (d) Number and Gender. Each defined term used in this Appendix or the CARAT Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the CARAT Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

     (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the CARAT Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                                                      APPENDIX B

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                         NOTICE ADDRESSES AND PROCEDURES

     All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any CARAT Basic Document to be made upon, given or furnished to or filed with the Seller, the Trust Administrator, the CARAT Indenture Trustee, the Issuer, the CARAT Owner Trustee or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

     (a) in the case of the Seller, at the following address:

          Capital Auto Receivables LLC
          Corporation Trust Center
          1209 Orange Street
          Wilmington, Delaware 19801
          Fax: (313) 665-6308

     with a copy to:

          Manager - Securitization,
          GMAC LLC
          200 Renaissance Center
          12th Floor, MC: 482-B12-C24
          Detroit, MI 48265
          Fax: (313) 665-6351

     (b) in the case of the Servicer and the Trust Administrator, at the following address:

          Director - Global Securitization
          GMAC LLC
          200 Renaissance Center
          12th Floor, MC: 482-B12-C24
          Detroit, MI 48265
          Fax: (313) 665-6351

     (c) in the case of the CARAT Indenture Trustee, at its Corporate Trust Office,

          and

     (d) in the case of the Issuer or the CARAT Owner Trustee, to the CARAT Owner Trustee at its Corporate Trust Office,

          Deutsche Bank Trust Company Delaware
          1011 Centre Road
          Suite 200
          Wilmington, DE 19805-1266

     with a copy to:

          Deutsche Bank Trust Company Americas
          Attention: Corporate Trust & Agency Services -
          Structural Financial Services
          60 Wall Street, 26th Floor
          New York, New York 10005
          Fax: (212) 553-2462

     and with a copy to:

          Capital Auto Receivables LLC
          Attention: Manager-Securitization
          200 Renaissance Center
          12th Floor, MC: 482-B12-C24
          Detroit, MI 48265
          Fax: (313) 665-6308

     The Issuer shall promptly transmit any notice received by it from the CARAT 2007-SN1 Noteholders to the CARAT Indenture Trustee and the CARAT Indenture Trustee shall likewise promptly transmit any notice received by it from the CARAT 2007-SN1 Noteholders to the Issuer:

     (e) in the case of Standard & Poor's Ratings Services, to

          Standard & Poor's Ratings Services,
          55 Water Street
          40th Floor
          New York, New York 10041
          Attention: Asset Backed Surveillance Department,

     (f) in the case of Fitch, Inc., to

          Fitch, Inc.,
          One State Street Plaza,
          New York, New York 10004,
          Attention: Asset-Backed Surveillance,

     (g) in the case of DBRS Inc., to

          DBRS Inc.
          140 Broadway, 35th Floor


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

          New York, NY 1000
          Attn: ABS Performance Analytics, and

     (h) in the case of Swap Counterparty, to

          Citibank, N.A.
          388 Greenwich, 14th Floor
          New York, NY 10013

     or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

     Where any CARAT Basic Document provides for notice to CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each CARAT 2007-SN1 Noteholder or CARAT 2007-SN1 Certificateholders affected by such condition or event, at such Person's address as it appears on the Note Register or CARAT 2007-SN1 Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such CARAT Basic Document for the giving of such notice. If notice to CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders shall affect the sufficiency of such notice with respect to other CARAT 2007-SN1 Noteholders or CARAT 2007-SN1 Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.


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